                                             Registration Number 33-74184
                                                                 811-8304


                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM S-6


          FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                 N-8B-2


                     Post-Effective Amendment No. 3


      INHEIRITAGE ACCOUNT OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                       (Exact Name of Registrant)


             STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                           440 Lincoln Street
                           Worcester MA 01653
                 (Address of Principal Executive Office)


             Richard J. Baker, Vice President and Secretary
                           440 Lincoln Street
                           Worcester MA 01653
           (Name and Address of Agent for Service of Process)


         It is proposed that this filing will become effective:

         ____on________________pursuant to paragraph (a) of Rule 485
         ____60 days after filing pursuant to paragraph (a) of Rule 485
         ____immediately after filing pursuant to paragraph (b) of Rule 485

          X  on October 16, 1995 pursuant to paragraph (b) of Rule 485
         ----

                     FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1994 was filed on February 17, 1995.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8B-82                       Caption in Prospectus
------------                       ---------------------

1. . . . . . . . . . . . . . . .   Cover Page
2. . . . . . . . . . . . . . . .   Cover Page
3. . . . . . . . . . . . . . . .   Not Applicable
4. . . . . . . . . . . . . . . .   Distribution
5. . . . . . . . . . . . . . . .   The Company, The Inheiritage Account
6. . . . . . . . . . . . . . . .   The Inheiritage Account
7. . . . . . . . . . . . . . . .   Not Applicable
8. . . . . . . . . . . . . . . .   Not Applicable
9. . . . . . . . . . . . . . . .   Legal Proceedings
10 . . . . . . . . . . . . . . .   Summary; Description of the Company, The
                                   Inheiritage Account, Allmerica Investment
                                   Trust, Variable Insurance Products Fund,
                                   Variable Insurance Products Fund II, T. Rowe
                                   Price International Series, Inc. and
                                   Delaware Group Premium Fund; The Policy;
                                   Policy Termination and Reinstatement; Other
                                   Policy Provisions
11 . . . . . . . . . . . . . . .   Summary;  Allmerica Investment Trust;
                                   Variable Insurance Products Fund; Variable
                                   Insurance Products Fund II; T. Rowe Price
                                   International Series, Inc.; Delaware Group
                                   Premium Fund, Inc.; Investment Objectives and
                                   Policies
12 . . . . . . . . . . . . . . .   Summary;  Allmerica Investment Trust;
                                   Variable Insurance Products Fund; Variable
                                   Insurance Products Fund II; T. Rowe Price
                                   International Series, Inc.; Delaware Group
                                   Premium Fund, Inc.
13 . . . . . . . . . . . . . . .   Summary;  Allmerica Investment Trust;
                                   Variable Insurance Products Fund; Variable
                                   Insurance Products Fund II; T. Rowe Price
                                   International Series, Inc.; Delaware Group
                                   Premium Fund, Inc.; Investment Advisory
                                   Services to the Trust; Investment Advisory
                                   Services to Variable Insurance Products Fund;
                                   Investment Advisory Services to Variable
                                   Insurance Products Fund II; Investment
                                   Advisory Services to T. Rowe Price
                                   International Series, Inc.; Investment
                                   Advisory Services to Delaware Group Premium
                                   Fund, Inc.; Charges and Deductions
14 . . . . . . . . . . . . . . .   Summary; Application for a Policy
15 . . . . . . . . . . . . . . .   Summary; Application for a Policy;
                                   Premium Payments; Allocation of Net
                                   Premiums
16 . . . . . . . . . . . . . . .   The Inheiritage Account; Allmerica
                                   Investment Trust; Variable Insurance Products
                                   Fund; Variable Insurance Products Fund II; T.
                                   Rowe Price International Series, Inc.;
                                   Delaware Group Premium Fund, Inc.; Premium
                                   Payments; Allocation of Net Premiums
17 . . . . . . . . . . . . . . .   Summary; Surrender; Partial Withdrawal;
                                   Charges and Deductions; Policy
                                   Termination and Reinstatement

18 . . . . . . . . . . . . . . .   The Inheiritage Account; Allmerica
                                   Investment Trust; Variable Insurance
                                   Products Fund; Variable Insurance Products
                                   Fund II; T. Rowe Price International Series,
                                   Inc.; Delaware Group Premium Fund, Inc.;
                                   Premium Payments
19 . . . . . . . . . . . . . . .   Reports; Voting Rights
20 . . . . . . . . . . . . . . .   Not Applicable
21 . . . . . . . . . . . . . . .   Summary; Policy Loans; Other Policy
                                   Provisions
22 . . . . . . . . . . . . . . .   Other Policy Provisions
23 . . . . . . . . . . . . . . .   Not Required
24 . . . . . . . . . . . . . . .   Other Policy Provisions
25 . . . . . . . . . . . . . . .   The Company
26 . . . . . . . . . . . . . . .   Not Applicable
27 . . . . . . . . . . . . . . .   The Company
28 . . . . . . . . . . . . . . .   Directors and Principal Officers of the
                                   Company
29 . . . . . . . . . . . . . . .   The Company
30 . . . . . . . . . . . . . . .   Not Applicable
31 . . . . . . . . . . . . . . .   Not Applicable
32 . . . . . . . . . . . . . . .   Not Applicable
33 . . . . . . . . . . . . . . .   Not Applicable
34 . . . . . . . . . . . . . . .   Not Applicable
35 . . . . . . . . . . . . . . .   Distribution
36 . . . . . . . . . . . . . . .   Not Applicable
37 . . . . . . . . . . . . . . .   Not Applicable
38 . . . . . . . . . . . . . . .   Summary; Distribution
39 . . . . . . . . . . . . . . .   Summary; Distribution
40 . . . . . . . . . . . . . . .   Not Applicable
41 . . . . . . . . . . . . . . .   The Company, Distribution
42 . . . . . . . . . . . . . . .   Not Applicable
43 . . . . . . . . . . . . . . .   Not Applicable
44 . . . . . . . . . . . . . . .   Premium Payments; Policy Value and Cash
                                   Surrender Value
45 . . . . . . . . . . . . . . .   Not Applicable
46 . . . . . . . . . . . . . . .   Policy Value and Cash Surrender Value;
                                   Federal Tax Considerations
47 . . . . . . . . . . . . . . .   The Company
48 . . . . . . . . . . . . . . .   Not Applicable
49 . . . . . . . . . . . . . . .   Not Applicable
50 . . . . . . . . . . . . . . .   The Inheiritage Account
51 . . . . . . . . . . . . . . .   Cover Page; Summary; Charges and
                                   Deductions; The Policy; Policy Termination
                                   and Reinstatement;  Other Policy Provisions
52 . . . . . . . . . . . . . . .   Addition, Deletion or Substitution of
                                   Investments
53 . . . . . . . . . . . . . . .   Federal Tax Considerations
54 . . . . . . . . . . . . . . .   Not Applicable
55 . . . . . . . . . . . . . . .   Not Applicable
56 . . . . . . . . . . . . . . .   Not Applicable
57 . . . . . . . . . . . . . . .   Not Applicable
58 . . . . . . . . . . . . . . .   Not Applicable
59 . . . . . . . . . . . . . . .   Not Applicable

                              PROSPECTUS SUPPLEMENT
                               INHEIRITAGE ACCOUNT
                  (Supplement to prospectus dated May 1, 1995)

Effective October 16, 1995, State Mutual Life Assurance Company of America converted from a Massachusetts mutual life insurance company to a Massachusetts stock life company, and changed its name to FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY ("Company").    The Company is a wholly-owned subsidiary of
Allmerica Financial Corporation, 440 Lincoln Street, Worcester, Massachusetts, 01653. The attached prospectus is hereby amended to delete the name "State Mutual Life Assurance Company of America" and to substitute FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY.

                                      * * *

The first paragraph of Note 2 to the December 31, 1994 financial statements of State Mutual Life Assurance Company of America which begins on page 61 of the prospectus has been replaced with the following:

UNAUDITED

On February 28, 1995, State Mutual's Board of Directors adopted, pursuant to Massachusetts insurance law, a plan of reorganization (the "Plan") whereby State Mutual will convert from a Massachusetts mutual life insurance company to a Massachusetts stock life company and will become a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). On June 30, 1995, the policyholders approved the Plan and on August 2, 1995 (following a hearing on the Plan), the Commissioner of the Massachusetts Division of Insurance approved the Plan. In October, 1995, the closing of an initial public offering of AFC Common Stock and other financings were completed, and certain proceeds thereof were contributed to State Mutual which was concurrently renamed First Allmerica Financial Life Insurance Company. As a result, all conditions to the effectiveness of the Plan have been satisfied and the Plan is effective.

                                      * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Bradford K. Gallagher and Ruben P. Moreno have resigned as Vice Presidents of the Company.



                              SUPPLEMENT DATED OCTOBER 16, 1995

This prospectus describes individual joint survivorship flexible premium variable life insurance policies ("Policies") offered by State Mutual Life Assurance Company of America ("Company") to applicants Age 80 or under respecting the younger Insured and Age 85 or under respecting the older Insured. Life insurance coverage is provided for two Insureds, with death proceeds payable at death of the last surviving Insured. Within limits, the Policyowner may choose the amount of initial premium desired and the initial Sum Insured. The Policyowner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. The Policyowner may withdraw a portion of the Policy's surrender value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. A Policyowner contemplating surrender of a Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

The Policies permit the Policyowner to allocate net premiums among up to seven of eighteen sub-accounts ("Sub-Accounts") of the Inheiritage Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), T. Rowe Price International Series, Inc. ("T. Rowe") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Investment Management Company, Inc. ("Allmerica Investment"). VIPF and VIPF II are managed by Fidelity Management & Research Company ("Fidelity Management"). T. Rowe is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series, which is the only investment portfolio of DGPF available under the Policies, is managed by Delaware International Advisers Ltd. ("Delaware International").

In certain circumstances, a Policy may be considered a "modified endowment contract." Under the Internal Revenue Code, any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."


                             --------------------


IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR THE POLICYOWNER'S CURRENT LIFE INSURANCE OR IF THE POLICYOWNER ALREADY OWNS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC. FIDELITY'S HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Dated May 1, 1995
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                                 (508) 855-1000

(Continued from cover page)

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series investment companies. Eleven different investment portfolios of the Trust are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Select International Equity Fund, Government Bond Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund (the "Funds"). Four different investment portfolios of VIPF are available under the Policies: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio ("Portfolios"). One investment portfolio of VIPF II ("Portfolio") is available under the Policies: the Asset Manager Portfolio. One investment portfolio of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One investment portfolio of DGPF ("Series") is available under the Policies: the International Equity Series. Each Fund, Portfolio and Series has its own investment objectives. The accompanying prospectuses of the Trust, VIPF, VIPF II, T. Rowe and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund.

There is no guaranteed minimum Policy value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy value less any surrender charges and less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any debt, partial withdrawals, and any due and unpaid charges.
The Policyowner may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured option, subject to certain conditions. A guideline minimum Sum Insured, equivalent to a percentage of the Policy value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

The Policy provides a Paid-Up Insurance option. IF THIS OPTION IS ELECTED, CERTAIN POLICYOWNER RIGHTS DISCLOSED IN THIS PROSPECTUS WILL NOT APPLY. The Policyowner who has elected the Paid-Up Insurance option may not pay additional premiums, select Sum Insured Option 2, increase or decrease the Face Amount or make partial withdrawals. Policy Value in the Inheiritage Account will be transferred to the General Account on the date the Company receives written request to exercise the option and transfers of Policy Value back to the Inheiritage Account will not be permitted. Riders will continue only with the consent of the Company. Surrender value and loan value are calculated differently. See "THE POLICY - Paid-Up Insurance Option."

                                TABLE OF CONTENTS

SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 15
DESCRIPTION OF THE COMPANY, THE INHEIRITAGE ACCOUNT, ALLMERICA
INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE
INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES,
INC. AND DELAWARE GROUP PREMIUM FUND, INC. . . . . . . . . . . . . . . . 18
     THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     THE  INHEIRITAGE ACCOUNT. . . . . . . . . . . . . . . . . . . . . . 18
     ALLMERICA INVESTMENT TRUST  . . . . . . . . . . . . . . . . . . . . 18
     VARIABLE INSURANCE PRODUCTS FUND. . . . . . . . . . . . . . . . . . 18
     VARIABLE INSURANCE PRODUCTS FUND II . . . . . . . . . . . . . . . . 19
     T. ROWE PRICE INTERNATIONAL SERIES, INC.. . . . . . . . . . . . . . 19
     DELAWARE GROUP PREMIUM FUND, INC. . . . . . . . . . . . . . . . . . 19
     INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . 19
     INVESTMENT ADVISORY SERVICES TO THE TRUST . . . . . . . . . . . . . 21
     INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II  . . . . . . . . . 24
     INVESTMENT ADVISORY SERVICES TO T. ROWE.. . . . . . . . . . . . . . 24
     INVESTMENT ADVISORY SERVICES TO DGPF. . . . . . . . . . . . . . . . 24
     ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS . . . . . . . . . 24
     VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     APPLICATION FOR A POLICY. . . . . . . . . . . . . . . . . . . . . . 26
     FREE LOOK PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . 26
     CONVERSION PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . 27
     PREMIUM PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 27
     ALLOCATION OF NET PREMIUMS. . . . . . . . . . . . . . . . . . . . . 27
     TRANSFER PRIVILEGE. . . . . . . . . . . . . . . . . . . . . . . . . 28
     DEATH PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     SUM INSURED OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . 29
     CHANGE IN SUM INSURED OPTION. . . . . . . . . . . . . . . . . . . . 31
     CHANGE IN FACE AMOUNT . . . . . . . . . . . . . . . . . . . . . . . 32
     POLICY VALUE AND SURRENDER VALUE. . . . . . . . . . . . . . . . . . 33
     PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . . . . . . . . . . 34
     SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     PARTIAL WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . . . . . 34
     PAID-UP INSURANCE OPTION. . . . . . . . . . . . . . . . . . . . . . 35

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 35
     TAX EXPENSE CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . 35
     PREMIUM EXPENSE CHARGE. . . . . . . . . . . . . . . . . . . . . . . 35
     MONTHLY DEDUCTION FROM POLICY VALUE . . . . . . . . . . . . . . . . 35
     CHARGES AGAINST ASSETS OF THE INHEIRITAGE ACCOUNT . . . . . . . . . 37
     SURRENDER CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . 38
     CHARGES ON PARTIAL WITHDRAWAL . . . . . . . . . . . . . . . . . . . 39
     TRANSFER CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     CHARGE FOR INCREASE IN FACE AMOUNT. . . . . . . . . . . . . . . . . 40
     OTHER ADMINISTRATIVE CHARGES. . . . . . . . . . . . . . . . . . . . 40

POLICY LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     LOAN INTEREST CHARGED . . . . . . . . . . . . . . . . . . . . . . . 40
     REPAYMENT  OF DEBT. . . . . . . . . . . . . . . . . . . . . . . . . 40
     EFFECT OF POLICY LOANS. . . . . . . . . . . . . . . . . . . . . . . 40

POLICY TERMINATION AND REINSTATEMENT . . . . . . . . . . . . . . . . . . 41
     TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     REINSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
OTHER POLICY PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . 42
     POLICYOWNER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     INCONTESTABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . 42
     SUICIDE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     NOTICE OF FIRST INSURED TO DIE. . . . . . . . . . . . . . . . . . . 42
     AGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     POSTPONEMENT OF PAYMENTS. . . . . . . . . . . . . . . . . . . . . . 43

DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY. . . . . . . . . . . . . 44

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 49

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . 49

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . 49
     THE COMPANY AND THE INHEIRITAGE ACCOUNT . . . . . . . . . . . . . . 50
     TAXATION OF THE POLICIES. . . . . . . . . . . . . . . . . . . . . . 50
     MODIFIED ENDOWMENT CONTRACTS. . . . . . . . . . . . . . . . . . . . 51
     ESTATE AND GENERATION SKIPPING TAXES. . . . . . . . . . . . . . . . 51

MORE INFORMATION ABOUT THE GENERAL ACCOUNT . . . . . . . . . . . . . . . 52
     GENERAL DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . . . 52
     GENERAL ACCOUNT VALUE . . . . . . . . . . . . . . . . . . . . . . . 52
     THE POLICY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND
     POLICY LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 53

APPENDIX A - OPTIONAL BENEFITS . . . . . . . . . . . . . . . . . . . . . 90

APPENDIX B - PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . 90

APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . . . . 93

APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES. . . . . . . . . . 99

                                  SPECIAL TERMS

ACCUMULATION UNIT: A measure of the Policyowner's interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.

COMPANY:  State Mutual Life Assurance Company of America.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table D, Smoker or Non-Smoker), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under Federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age.

INHEIRITAGE ACCOUNT: A separate account of the Company to which the Policyowner may make Net Premium allocations.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS:  The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: A monthly premium amount calculated by the Company and specified in the Policy. If the Policyowner pays this amount, the Company guarantees that the Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. However, making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if (a) Debt exceeds Policy Value less surrender charges or (b) partial withdrawals and partial withdrawal charges have reduced premium payments below an amount equal to the Minimum Monthly Factor multiplied by the number of months since the Date of Issue or the effective date of an increase.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date . The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO RATA ALLOCATION: In certain circumstances, the Policyowner may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If the Policyowner does not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate Account equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the Inheiritage Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc.



SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS: The Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of the Delaware Group Premium Fund, Inc. available under the Policies.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

                                     SUMMARY

THE POLICY - The flexible premium variable life policy (the "Policy") offered by this prospectus allows the Policyowner, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Policy remains in force, it will provide for: (1) life insurance coverage on the named Insureds;
(2) Policy Value; (3) surrender rights and partial withdrawal rights; (4) loan privileges; and (5) in some cases, additional insurance benefits available by rider for an additional charge.

The Policies are life insurance contracts, with death benefits, Policy Value, and other features traditionally associated with life insurance. They are "joint survivorship" Policies because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Inheiritage Account. They are "flexible premium" policies, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although the Policyowner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, the Policyowner may, but is not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by the Policyowner. During the first 48 Policy months after the Date of Issue or the effective date of an increase in Face Amount, the Policy will not lapse if the total premiums paid less debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. However, even during these periods making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if Debt equals or exceeds Policy Value less surrender charges.

SURRENDER CHARGES - At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years. The surrender charge is only imposed if, during its duration, the Policyowner requests a full surrender or a decrease in Face Amount.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in "APPENDIX D
- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for the first 40 Policy months and reduces by 0.5% or more per month thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." If the Policyowner surrenders the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age
82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 40 Policy months following the increase and reduces by 0.5% or more per month thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." If the Policyowner surrenders the Policy during the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face
Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

TAX EXPENSE CHARGE - A charge will be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The total charge is the actual state and local premium taxes paid by the Company, varying according to jurisdiction, and a DAC tax deduction of 1% of premiums. The DAC tax deduction is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules. See "CHARGES AND DEDUCTIONS - Tax Expense Charge."

PREMIUM EXPENSE CHARGE - A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for sales expenses related to the Policies. See CHARGES AND DEDUCTIONS - Premium Expense Charge."

MONTHLY DEDUCTIONS FROM POLICY VALUE - On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. The Policyowner may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If the Policyowner does not, the Company will make a Pro Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The monthly cost of insurance charge is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See "APPENDIX A - Optional Benefits."

The monthly administrative charge is described in "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

POLICY ADMINISTRATIVE CHARGES - Each of the charges listed below is designed to reimburse the Company for actual Policy administrative costs incurred. None of these charges is designed to result in a profit to the Company.

DEFERRED ADMINISTRATIVE CHARGE - A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month after the 40th Policy month from the Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

MONTHLY ADMINISTRATIVE CHARGES - A component of the Monthly Deduction from Policy Value is a charge for administrative expenses. Prior to the Final Premium Payment Date, the charge is $6 per month. The charges are designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, policy loans and loan repayments, change in Sum Insured Options, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries. See "CHARGES AND DEDUCTIONS- Monthly Deduction From Policy Value."

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS - A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS -Charges On Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT - For each increase in Face Amount, a charge of $50 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See "THE POLICY - Change In Face Amount" and "CHARGES AND DEDUCTIONS
- Charge For Increase In Face Amount."

TRANSFER CHARGE - The first six transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE POLICY - Transfer Privilege" and "CHARGES AND DEDUCTIONS - Transfer Charges."

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS - Other Administrative Charges."

CHARGES AGAINST THE INHEIRITAGE ACCOUNT - A daily charge equivalent to an effective annual rate of 1.15% of the average daily net asset value of each Sub-Account of the Inheiritage Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Inheiritage Account. The rate is 0.90% for the mortality and expense risk and 0.25% for the Inheiritage Account administrative charge, which administrative charge is eliminated after the fifteenth Policy year. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The Inheiritage Account."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES - In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The Inheiritage Account." The levels of fees and expenses vary among the Underlying Investment Companies.

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Inheiritage Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. The Policyowner bears the entire investment risk for amounts allocated to the Inheiritage Account. The Company does not guarantee a minimum Policy Value. See "SUMMARY - Minimum Monthly Factor."

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS - The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on death of the first Insured to die. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the policy month in which the last surviving Insured dies. Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the younger Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE POLICY - Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B - Payment Options."

FLEXIBILITY TO ADJUST SUM INSURED - Subject to certain limitations, the Policyowner may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See "THE POLICY - Change In Face Amount." The minimum increase in Face Amount is $100,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE POLICY - Free Look Period - Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS - The Policyowner has the flexibility to add additional insurance benefits by rider. These include the Split Option Rider, Other Insured Rider and Four-Year Term Rider. See "APPENDIX A - Optional Benefits." The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

POLICY ISSUANCE - If at the time of application the Policyowner makes a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount applied for but not to exceed $500,000. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance agreement are met. If the Policyowner does not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium during the lifetime of the Insureds.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If the Policyowner's application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO THE POLICYOWNER WITHOUT INTEREST.

Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if less than $10,000 of initial Net Premiums have been received by the Company, such Net Premiums will be allocated to the Sub-Accounts according to the Policyowner's instructions. If initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. See "THE POLICY - Application For A Policy."

MINIMUM MONTHLY FACTOR - The Policy is guaranteed not to lapse prior to the 49th Monthly Deduction after Date of Issue or the effective date of an increase in the Face Amount, if the Policyowner makes premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Policy Changes which cause a change in the Minimum Monthly Factor are changes in Face Amount and the addition or deletion of a rider. However, at all other times, payments of such premiums do not guarantee that the Policy will remain in force. See "THE POLICY - Premium Payments." Moreover, even during the 48 month periods, if Debt exceeds Policy Value less surrender charges, then making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing.

ALLOCATION OF NET PREMIUMS - Net premiums are the premiums paid less the tax expense charge and premium expense charge. Net premiums may be allocated to one or more Sub-Accounts of the Inheiritage Account, to the General Account, or to any combination of Accounts. The Policyowner bears the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE POLICY - Allocation Of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS - The Policies permit Net Premiums to be allocated either to the Company's General Account or to the Inheiritage Account. The Inheiritage Account is currently comprised of eighteen Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the

Variable Insurance Products Fund ("VIPF") or the Variable Insurance Products Fund II ("VIPF II") managed by Fidelity Management, T. Rowe Price International Series, Inc. ("T. Rowe") managed by Rowe Price-Fleming International, Inc. with respect to the International Stock Portfolio or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policies permit the Policyowner to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE POLICY - Transfer Privilege."

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series management investment companies. Eleven different Underlying Funds of the Trust (each a "Fund") are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. Four different Underlying Funds of VIPF (each a "Portfolio") are available under the Policies: the High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio. One Underlying Fund of VIPF II ("Portfolio") is available under the Policies: the Asset Manager Portfolio. One Underlying Fund of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One Underlying Fund of DGPF ("Series") is available under the Policies: the International Equity Series.

Each of the Underlying Funds has its own investment objectives. However, certain Portfolios have investment objectives similar to certain Funds or Series.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE INHEIRITAGE ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC."

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. The Policyowner may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after the Policyowner receives the Policy, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to the Policyowner.

Upon return of the Policy, the Company will refund an amount equal to the entire amount of premiums paid. A free look privilege also applies after a requested increase in Face Amount. See "THE POLICY - Free Look Period."

CONVERSION PRIVILEGES - During the first 24 Policy months after the Date of Issue, or within 60 days after the later of a material change in the investment policy of a Sub-Account or notice thereof, subject to certain restrictions, the Policyowner may convert this Policy to a flexible premium fixed adjustable joint survivorship life insurance policy. The new policy, including any riders then in effect, will have the same face amount, issue ages, date of issue, and risk classifications as the original Policy. A different conversion privilege is in effect for 24 Policy months after the date of an increase in Face Amount. See "THE POLICY - Conversion Privileges."

PARTIAL WITHDRAWAL - After the first Policy year, the Policyowner may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE

POLICY - Partial Withdrawal" and "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

PAID-UP INSURANCE OPTION - The Policyowner who elects this option will have, without further premiums due, joint survivorship insurance coverage for the lifetime of the Insureds, with the Death Proceeds payable on the death of the last surviving Insured. The amount of Paid-Up Insurance, the basis of values, and the effect on other Policy rights are stated in "THE POLICY - Paid-Up Insurance Option."

LOAN PRIVILEGE - The Policyowner may borrow against the Policy Value. The total amount the Policyowner may borrow is the Loan Value. Loan Value in the first Policy Year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with the Policyowner's instructions. If no allocation is made by the Policyowner, the Company will make a Pro Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the death of the last surviving Insured. Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. The Policyowner must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by the Policyowner will be allocated to the General Account or Sub-Accounts in accordance with the Policyowner's instructions. If the Policyowner does not specify an allocation, the Company will allocate the loan repayment in accordance with the Policyowner's most recent premium allocation instructions. See "POLICY LOANS."

POLICY LAPSE AND REINSTATEMENT - The failure to make premium payments will not cause a Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds Policy Value less surrender charges. A 62-day grace period applies to each situation. Except for the situation described in (b) above, the Policy will not lapse prior to the 49th Monthly Deduction following the Date of Issue or the effective date of an increase in Face Amount, if the Policyowner makes premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Subject to certain conditions (including Evidence of Insurability showing that the Insureds are insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within 3 years after the expiration of the grace period and prior to the Final Premium Payment Date. The Company Reserves the right to increase the Minimum Monthly Factor upon reinstatement. See "POLICY TERMINATION AND REINSTATEMENT."

TAX TREATMENT - A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction of benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS - Taxation Of The Policies."

A Policy offered by this prospectus may be considered a "modified endowment contract" if it fails a " 7 - pay " test. A Policy fails to satisfy the 7 - pay test if the cumulative premiums paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. In addition, with certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

                             --------------------

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy together with its attached application constitutes the entire agreement between the Company and the Policyowner.

                             PERFORMANCE INFORMATION

The Policies were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in
existence.   The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that is
surrendered at the end of the applicable period.   For more information on
charges under the policies, see CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1994. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
             NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 45, standard (nonsmoker) Premium Class, and female, Age 43, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                             Average Annual Total Return as of 12/31/94
                                                                             ------------------------------------------
 Sub-                     Underlying                   One-Year        3 years         5 years          Since        Years Since
Account                      Fund                     Total Return                                    Inception       Inception*
1                  Growth                              -100.00%          -24.32%          -0.19%          10.55%          9.67
2                  Investment Grade                    -100.00%          -23.43%          -2.47%           5.30%          9.67
3                  Money Market                        -100.00%          -25.76%          -6.10%           2.36%          9.67
4                  Equity Index                        -100.00%          -22.52%            N/A           -0.71%          4.26
5                  Government Bond                     -100.00%          -24.66%            N/A          -18.06%          3.35
6                  Select Aggressive Growth            -100.00%            N/A              N/A          -18.65%          2.36
7                  Select Growth                       -100.00%            N/A              N/A          -32.84%          2.36
8                  Select Growth and Income            -100.00%            N/A              N/A          -32.56%          2.36
9                  Small Cap Value                     -100.00%            N/A              N/A          -55.71%          1.67
11                 Select Int'l Equity                   N/A               N/A              N/A          -99.35%          0.67
12                 Select Cap. Appreciation              N/A               N/A              N/A             N/A            N/A
102                VIPF High Income                    -100.00%          -12.34%           4.66%           7.42%          9.28
103                VIPF Equity Income                   -97.08%          -11.65%           0.54%           6.81%          8.23
104                VIPF Growth                         -100.00%          -17.88%           0.98%           8.53%          8.23
105                VIPF Overseas                       -100.00%          -20.08%          -5.13%           2.27%          7.92
106                VIPF II Asset Manager               -100.00%           -7.09%           0.78%           1.10%          5.32
150                T. Rowe Int'l Stock                   N/A               N/A              N/A          -99.18%          0.58
207                DGPF Int'l Equity                   -100.00%            N/A              N/A          -17.02%          2.17

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                        TABLE II: SUB-ACCOUNT PERFORMANCE
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                              Average Annual Total Return as of 12/31/94
                                                                              ------------------------------------------
 Sub-                     Underlying                   One-Year        3 years         5 years          Since        Years Since
Account                      Fund                     Total Return                                     Inception      Inception*
1                  Growth                              -1.01%             3.37%          8.61%         12.38%           9.67
2                  Investment Grade                    -4.09%             4.00%          6.73%          7.45%           9.67
3                  Money Market                         2.72%             2.36%          3.78%          4.74%           9.67
4                  Equity Index                        -0.12%             4.65%           N/A          11.49%           4.26
5                  Government Bond                     -2.03%             3.13%           N/A           4.93%           3.35
6                  Select Aggressive Growth            -3.45%              N/A            N/A          14.01%           2.36
7                  Select Growth                       -2.64%              N/A            N/A           3.13%           2.36
8                  Select Growth and Income            -0.44%              N/A            N/A           3.34%           2.36
9                  Small Cap Value                     -7.60%              N/A            N/A           4.99%           1.67
11                 Select Int'l Equity                   N/A               N/A            N/A          -4.61%           0.67
12                 Select Capital Appreciation           N/A               N/A            N/A            N/A            N/A
102                VIPF High Income                    -2.70%            12.12%         12.70%          9.61%           9.28
103                VIPF Equity Income                   5.82%            12.64%          9.22%          9.65%           8.23
104                VIPF Growth                         -1.18%             8.00%          9.59%         11.24%           8.23
105                VIPF Overseas                        0.54%             6.40%          4.56%          5.76%           7.92
106                VIPF II Asset Manager               -7.18%             7.09%          9.42%          8.92%           5.32
150                T. Rowe Int'l Stock                   N/A               N/A            N/A           1.11%           0.58
207                DGPF Int'l Equity                    1.45%              N/A            N/A          17.41%           2.17


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    - - - -

*The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small Cap Value; 5/01/94 for Select International Equity; 10/09/86 for VIPF Equity-Income and VIPF Growth; 9/19/85 for VIPF High Income; 1/28/87 for VIPF Overseas; 9/06/89 for VIPF II Asset Manager; 10/29/92 for DGPF International Equity; and 6/01/94 for the T. Rowe International Stock. The Select Capital Appreciation Fund of the Trust was not in existence in 1994.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

             DESCRIPTION OF THE COMPANY, THE INHEIRITAGE ACCOUNT,
         ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND,
                     VARIABLE INSURANCE PRODUCTS FUND II,
                 T. ROWE PRICE INTERNATIONAL SERIES, INC. AND
                       DELAWARE GROUP PREMIUM FUND, INC.


THE COMPANY - The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1994, the Company and its subsidiaries had over $10 billion in combined assets and over $42 billion of life insurance in force.

THE INHEIRITAGE ACCOUNT - The Inheiritage Account was authorized pursuant to a vote of the Board of Directors of the Company on August 20, 1991. The Inheiritage Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Inheiritage Account or the Company by the Commission.

The assets used to fund the variable portion of the Policies are set aside in the Inheiritage Account and are kept separate and apart from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Inheiritage Account may not be charged with any liabilities arising out of any other business of the Company. The Inheiritage Account currently has eighteen Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. or the Delaware Group Premium Fund, Inc. ("Underlying Investment Companies"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle and the income or losses of one Underlying Fund generally have no effect on the investment
performance of another Underlying Fund.   Shares of each Underlying Fund are not
offered to the general public but solely to separate accounts of life insurance companies, such as the Inheiritage Account. Each Sub-Account has two sub-divisions. One sub-division applies to Policies during their first fifteen Policy years, which are subject to a Inheiritage Account administrative charge. See "CHARGES AND DEDUCTIONS - Charges Against Assets of the Inheiritage Account." Thereafter, such Policies are automatically allocated to the second sub-division to account for the elimination of the Inheiritage Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Inheiritage Account.

ALLMERICA INVESTMENT TRUST - Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company and other affiliated insurance companies. Eleven investment portfolios ("Funds") of the Trust are available under the Policies, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, and Small Cap Value Fund.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND - Variable Insurance Products Fund ("VIPF"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Four of its investment portfolios are available under the Policies: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIPF. Fidelity Management, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of VIPF as part of their operating expenses pay an investment management fee to Fidelity Management. See "INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II."

VARIABLE INSURANCE PRODUCTS FUND II - Variable Insurance Products Fund II ("VIPF II"), managed by Fidelity Management (see discussion under "VARIABLE INSURANCE PRODUCTS FUND"), is an open-end , diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. - T. Rowe Price International Series, Inc. ("T. Rowe"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.- Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the International Equity Series.

The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying funds can be achieved.

GROWTH FUND (SUB-ACCOUNT 1) - The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices.
The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

INVESTMENT GRADE INCOME FUND (SUB-ACCOUNT 2) - The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

MONEY MARKET FUND (SUB-ACCOUNT 3) - The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

EQUITY INDEX FUND (SUB-ACCOUNT 4) - The Equity Index Fund of the Trust seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

GOVERNMENT BOND FUND (SUB-ACCOUNT 5) - The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

SELECT AGGRESSIVE GROWTH FUND (SUB-ACCOUNT 6) - The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT GROWTH FUND (SUB-ACCOUNT 7) - The Select Growth Fund of the Trust seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT GROWTH AND INCOME FUND (SUB-ACCOUNT 8) - The select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

SMALL CAP VALUE FUND (SUB-ACCOUNT 9) - The Small Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of smaller, faster-growing companies considered to be attractively valued in the smaller company sector of the market.

SELECT INTERNATIONAL EQUITY FUND (SUB-ACCOUNT 11) - The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SELECT CAPITAL APPRECIATION FUND (SUB-ACCOUNT 12) - The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

HIGH INCOME PORTFOLIO (SUB-ACCOUNT 102) - The High Income Portfolio of VIPF seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

EQUITY-INCOME PORTFOLIO (SUB-ACCOUNT 103) -The Equity-Income Portfolio of VIPF seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

GROWTH PORTFOLIO (SUB-ACCOUNT 104) -The Growth Portfolio of VIPF seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

OVERSEAS PORTFOLIO (SUB-ACCOUNT 105) -The Overseas Portfolio of VIPF seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

ASSET MANAGER PORTFOLIO (SUB-ACCOUNT 106) - The Asset Manager Portfolio of VIPF II seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

INTERNATIONAL STOCK PORTFOLIO (SUB-ACCOUNT 150) - The International Stock Portfolio of T. Rowe seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

INTERNATIONAL EQUITY SERIES (SUB-ACCOUNT 207) - The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

CERTAIN PORTFOLIOS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN FUNDS OR SERIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET THE POLICYOWNER'S NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS.

In the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, the Policyowner will be notified of the change. No material change in the investment policy of a Sub-Account will be made without approval pursuant to the applicable state insurance laws. If the Policyowner has Policy Value in that Sub-Account, the Company will transfer it without charge on written request by the Policyowner to another Sub-Account or to the General Account. The Company must receive the Policyowner's written request within sixty (60) days of the later of (a) the effective date of such change in the investment policy or (b) the receipt of the notice of the Policyowner's right to transfer. The Policyowner may then change the premium and deduction allocation percentages.

INVESTMENT ADVISORY SERVICES TO THE TRUST - The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of State Mutual, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment is also obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.


The Sub-Advisers of each of the Funds are as follows:

Growth Fund  . . . . . . . . . . . . . . . . . . . . Miller, Anderson & Sherrerd
Investment Grade Income. . . . . . . . . . . . .Allmerica Asset Management, Inc.
Money Market Fund  . . . . . . . . . . . . . . .Allmerica Asset Management, Inc.
Equity Index Fund  . . . . . . . . . . . . . . .Allmerica Asset Management, Inc.
Government Bond Fund . . . . . . . . . . . . . .Allmerica Asset Management, Inc.
Select International Equity Fund . . . .Bank of Ireland Asset Management Limited
Select Aggressive Growth Fund  . . . . . . Nicholas-Applegate Capital Management
Select Capital Appreciation Fund . . . . . . . . . . . Janus Capital Corporation
Select Growth Fund . . . . . . . . . . . . . United Asset Management Corporation
Select Growth and Income Fund  . . . . . . . . . . . . John A. Levin & Co., Inc.
Small Cap Value Fund . . . . . . . . . . . . . . . . .David L. Babson & Co. Inc.

Allmerica Asset Management, Inc. is an indirect wholly owned subsidiary of the Company.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

                Fund                    Net Asset Value             Rate
                ----                    ---------------             ----

Growth                                 First $50 million            0.60%
                                       $50 - 250 million            0.50%
                                       Over $250 million            0.35%

Investment Grade Income                First $50 million            0.50%
                                       $50 - 250 million            0.35%
                                       Over $250 million            0.25%

Money Market                           First $50 million            0.35%
                                       $50 - 250 million            0.25%
                                       Over $250 million            0.20%

Equity Index                           First $50 million            0.35%
                                       $50 - 250 million            0.30%
                                       Over $250 million            0.25%

Government Bond                                *                    0.50%

Select International Equity Fund               *                    1.00%

Select Aggressive Growth                       *                    1.00%

Select Capital Appreciation                    *                    1.00%

Select Growth                                  *                    0.85%

Select Growth and Income                       *                    0.75%

Small Cap Value                                *                    0.85%


* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


         Sub-Adviser                               Fund                                   Net Asset Value                   Rate
         -----------                               ----                                   ---------------                   ----

Miller, Anderson                      Growth                                                     *                            *
& Sherrerd

Allmerica Asset                       Investment Grade Income                                    **                         0.20%
Management, Inc.

Allmerica Asset                       Money Market                                               **                         0.10%
Management, Inc.

Allmerica Asset                       Equity Index                                               **                         0.10%
Management, Inc.

Allmerica Asset                       Government Bond                                            **                         0.20%
Management, Inc.

Bank of Ireland Asset Management      Select International Equity Fund                   First $50 million                  0.45%
Limited                                                                                  Next $50 million                   0.40%
                                                                                         Over $100 million                  0.30%

Nicholas-Applegate Capital            Select Aggressive Growth                                   **                         0.60%
Management

Janus Capital Corporation             Select Capital Appreciation                        First $100 million                 0.60%
                                                                                         Over $100 million                  0.55%

United Asset Management Corporation   Select Growth                                      First $50 million                  0.50%
                                                                                         $50 - 100 million                  0.45%
                                                                                         $150 - 250 million                 0.35%
                                                                                         $250 - 350 million                 0.30%
                                                                                         Over $350 million                  0.25%
John A. Levin & Co., Inc.             Select Growth and Income
                                                                                         First $100 million                 0.40%
                                                                                         Next $200 million                  0.25%
                                                                                         Over $300 million                  0.30%

David L. Babson                       Small Cap Value                                            **                         0.50%
& Co. Inc.


* Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd based on the aggregate assets of the Growth Fund and certain other accounts of the Company and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd, under the following schedule:

               Aggregate Average Assets                  Rate
               ------------------------                  ----

                   First $50 million                     0.500%
                   $50 - 100 million                     0.375%
                   $100 - 500 million                    0.250%
                   $500 - 850 million                    0.200%
                   Over $850 million                     0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select Aggressive Growth Fund and Small Cap Value Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.


The prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this prospectus.

INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II - For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management.

The prospectuses of VIPF and VIPF II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this prospectus.

VIPF AND VIPF II PORTFOLIOS - The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

     2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Equity-Income, Growth, Asset Manager, and Overseas Portfolios' fee rates are each made of two components:

     1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

     2. An individual Portfolio fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Asset Manager Portfolio may have a fee as high as 0.92% of its average net assets. The Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.

INVESTMENT ADVISORY SERVICES TO T. ROWE - The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $9 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF - Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Inheiritage Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Inheiritage Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Inheiritage Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIPF and VIPF II, the Portfolio of T. Rowe and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance Policyowners or variable annuity Policyowners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Inheiritage Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

VOTING RIGHTS - To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Inheiritage Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (a) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (b) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of that action and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLICATION FOR A POLICY - Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insureds are insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

If at the time of application a prospective Policyowner makes a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, pending underwriting approval, the Company will provide fixed conditional insurance pursuant to a Conditional Insurance Agreement in the amount of insurance applied for, up to a maximum of $500,000. This coverage will generally continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if the death of either Insured is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO THE POLICYOWNER WITHOUT INTEREST.

If the Policy is issued to the Trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions, upon return of a Delivery Receipt to the Principal Office. For all other Policyowners, if the initial net premiums are less than $10,000, the amounts held in the Company's General Account will be allocated to the Sub-Accounts (according to the Policyowner's instructions) not later than three days after underwriting approval of the Policy. If the initial net premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will remain in the General Account until return of a Delivery Receipt to the Principal Office. The entire amount held in the General Account for allocation to the Inheiritage Account will then be allocated to the Sub-Accounts according to the Policyowner's instructions. Amounts remaining in the General Account will continue to be credited interest from date of receipt of the premium at the Principal Office.

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. The Policyowner may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after the Policyowner receives the Policy, or (c) 10 days after the Company mails or personally delivers a notice of withdrawal rights to the Policyowner.

When the Policyowner returns the Policy, the Company will mail within 7 days a refund equal to the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared the bank.

After an increase in Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. The Policyowner will have the right to cancel the increase before the latest of (a) 45 days after the application for the increase is signed, (b) 10 days after the Policyowner receives the new specification pages issued for the increase, or (c) 10 days after the Company mails or delivers a notice of withdrawal rights to the Policyowner. Upon cancelling the increase, the Policyowner will receive a credit to the Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if the Policyowner so requests. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES - Without Evidence of Insurability, the Policyowner may convert the Policy to a flexible premium adjustable joint survivorship life insurance Policy with fixed and guaranteed minimum benefits if the request is made: (a) within 24 months after the Date of Issue, or (b) within 60 days after the later of the effective date of a material change in the investment policy of a Sub-Account or the date the notice is mailed to the Policyowner's last known address. The new policy, including any riders then in effect, will have the same face amount, issue ages, date of issue, and risk classifications as the original Policy.

Within 24 months after the effective date of each increase, the Policyowner can transfer, without charge, all or part of the Policy Value in the Inheiritage Account to the General Account and simultaneously change the premium allocation instructions to allocate all or part of future premium payments to the General Account.

PREMIUM PAYMENTS - Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Inheiritage Account or General Account as of date of receipt at the Principal Office.

The Policyowner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. The Policyowner may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate the Policyowner to pay premiums in accordance with a rigid and inflexible premium schedule.

The Policyowner may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from the Policyowner's checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." If, in the first 48 policy months following issue or an increase in the Face Amount, the Policyowner makes premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. EXCEPT FOR THE 48 POLICY MONTHS AFTER THE DATE OF ISSUE OR THE EFFECTIVE DATE OF AN INCREASE IN FACE AMOUNT, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTORS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by Federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a policy year. See "POLICY TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PREMIUMS - The Net Premium equals the premium paid less the tax expense charge and the premium expense charge. In the application for a Policy, the Policyowner indicates the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Inheiritage Account. The Policyowner may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than seven (7) Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

The Policyowner may change the allocation of future Net Premiums at any time pursuant to written or telephone request. A properly completed authorization form must be on file before telephone requests will be honored. The change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Policy Value in the Sub-Accounts will vary with their investment experience; the Policyowner bears this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE - Subject to the Company's then current rules, the Policyowner may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. A properly completed authorization form must be on file at the Principal Office before telephone instructions will be honored.

Transfers involving the General Account are currently permitted only if:

     (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

     (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.


The Policyowner may have automatic transfers of at least $100 a month made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to automatically reallocate Policy Value among the Sub-Accounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. All transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day or is the Monthly Payment Date, the automatic transfer will be processed on the next business day.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred (which minimum amount will never be greater than $500), (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account (which maximum amount will never be less than the lesser of $100,000 or 10% of Policy Value).

The first six transfers in a Policy year will be free of any charge. Thereafter a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the six free transfers allowed in each policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the six free transfers.

DEATH PROCEEDS - The Policy provides for the payment of the Death Proceeds of the Policy to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, the Policyowner must mail to the Principal Office due proof of such death. As long as the Policy remains in force (see "POLICY TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the death of the last surviving Insured, pay the Death Proceeds of the Policy to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS - Postponement Of

Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See "APPENDIX B - PAYMENT OPTIONS."

Prior to the Final Premium Payment Date, the Death Proceeds are: (a) The Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus (b) any additional insurance on the Insureds' lives that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of death of the last surviving Insured.

SUM INSURED OPTIONS - The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. The Policyowner designates the desired Sum Insured Option in the application. The Policyowner may change the option once per Policy year by written request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured.

Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED - The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the table below. The Guideline Minimum Sum Insured is determined in accordance with Internal Revenue Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

 Age of Younger Insured
on Death of Last Surviving                                    Percentage of
      Insured                                                  Policy Value
    60 and under . . . . . . . . . . . . . . . . . . . . . .       300%
         61. . . . . . . . . . . . . . . . . . . . . . . . .       293%
         62. . . . . . . . . . . . . . . . . . . . . . . . .       286%
         63. . . . . . . . . . . . . . . . . . . . . . . . .       279%
         64. . . . . . . . . . . . . . . . . . . . . . . . .       272%
         65. . . . . . . . . . . . . . . . . . . . . . . . .       265%
         66. . . . . . . . . . . . . . . . . . . . . . . . .       258%
         67. . . . . . . . . . . . . . . . . . . . . . . . .       251%
         68. . . . . . . . . . . . . . . . . . . . . . . . .       244%
         69. . . . . . . . . . . . . . . . . . . . . . . . .       237%
         70. . . . . . . . . . . . . . . . . . . . . . . . .       230%
         71. . . . . . . . . . . . . . . . . . . . . . . . .       223%
         72. . . . . . . . . . . . . . . . . . . . . . . . .       217%
         73. . . . . . . . . . . . . . . . . . . . . . . . .       211%
         74. . . . . . . . . . . . . . . . . . . . . . . . .       205%
         75. . . . . . . . . . . . . . . . . . . . . . . . .       198%
         76. . . . . . . . . . . . . . . . . . . . . . . . .       192%
         77. . . . . . . . . . . . . . . . . . . . . . . . .       186%
         78. . . . . . . . . . . . . . . . . . . . . . . . .       180%
         79. . . . . . . . . . . . . . . . . . . . . . . . .       173%
         80. . . . . . . . . . . . . . . . . . . . . . . . .       167%
         81. . . . . . . . . . . . . . . . . . . . . . . . .       163%
         82. . . . . . . . . . . . . . . . . . . . . . . . .       159%
         83. . . . . . . . . . . . . . . . . . . . . . . . .       155%
         84. . . . . . . . . . . . . . . . . . . . . . . . .       151%
         85. . . . . . . . . . . . . . . . . . . . . . . . .       147%
         86. . . . . . . . . . . . . . . . . . . . . . . . .       143%
         87. . . . . . . . . . . . . . . . . . . . . . . . .       139%
         88. . . . . . . . . . . . . . . . . . . . . . . . .       135%
         89. . . . . . . . . . . . . . . . . . . . . . . . .       130%
         90. . . . . . . . . . . . . . . . . . . . . . . . .       125%
         91. . . . . . . . . . . . . . . . . . . . . . . . .       120%
         92. . . . . . . . . . . . . . . . . . . . . . . . .       115%
         93. . . . . . . . . . . . . . . . . . . . . . . . .       110%
         94. . . . . . . . . . . . . . . . . . . . . . . . .       105%
         95 and above. . . . . . . . . . . . . . . . . . . .       100%

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under
Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value." If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option 2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, the Policyowner should select Option 1.

ILLUSTRATION OF OPTION 1 - For purposes of this illustration, assume that the younger Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Policy with a $300,000 Face Amount will generally have a Sum Insured equal to $300,000. However, because the Sum Insured must be equal to or greater than 300% of Policy Value, if at any time the Policy Value exceeds $100,000, the Sum Insured will exceed the $300,000 Face

Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $3.00. For example, a Policy with a Policy Value of $125,000 will have a Guideline Minimum Sum Insured of $375,000 ($125,000 x 3.00); Policy Value of $150,000 will produce a Guideline Minimum Sum Insured of $450,000 ($150,000 x 3.00); and Policy Value of $200,000 will produce a Guideline Minimum Sum Insured of $600,000 ($200,000 x 3.00).

Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $375,000 to $300,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 230%. The Sum Insured would not exceed the $300,000 Face Amount unless the Policy Value exceeded $130,436 (rather than $100,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $2.30.

ILLUSTRATION OF OPTION 2 - For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Policy with a Face Amount of $300,000 will generally produce a Sum Insured of $300,000 plus Policy Value. For example, a Policy with Policy Value of $50,000 will produce a Sum Insured of $350,000 ($300,000 + $50,000);
Policy Value of $80,000 will produce a Sum Insured of $380,000 ($300,000 + $80,000); Policy Value of $100,000 will produce a Sum Insured of $400,000 ($300,000 + $100,000). However, the Sum Insured must be at least 300% of the Policy Value. Therefore, if the Policy Value is greater than $150,000, 300% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $150,000 will increase the Sum Insured by $3.00. For example, if the Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00); Policy Value of $250,000 will produce a Guideline Minimum Sum Insured of $750,000 ($250,000 x 3.00); and Policy Value of $300,000 will produce a Guideline Minimum Sum Insured of $900,000 ($300,000 x 3.00).

Similarly, if Policy Value exceeds $150,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $200,000 to $150,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $600,000 to $450,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 230%, so that the Sum Insured must be at least 2.30 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $300,000 unless the Policy Value exceeded $230,769 (rather than $150,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $2.30.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGE IN SUM INSURED OPTION - Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a written request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1.

Assuming a positive net investment return with respect to any amounts in the Inheiritage Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Policyowner. See "THE POLICY - Premium Payments."

CHANGE IN FACE AMOUNT - Subject to certain limitations, the Policyowner may increase or decrease the specified Face Amount of a Policy at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by the Policyowner will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES - Along with the written request for an increase, the Policyowner must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $100,000. The Policyowner may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors. On the effective date of each increase in Face Amount, a transaction charge of $50 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value, - Surrender Charge."

After increasing the Face Amount, the Policyowner will have the right (1) during a Free Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Policy and
(2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See "THE POLICY - Free Look Period - Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at the Policyowner's request.

DECREASES - The minimum amount for a decrease in Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at the Policyowner's election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to the Policyowner.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Policyowner requests a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. The Policyowner may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro Rata Allocation. The current surrender charge will be reduced by the amount deducted. See "CHARGES AND DEDUCTIONS - Surrender Charge."

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value
less any Debt  and applicable surrender charges).    See "THE POLICY -
Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE - The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Inheiritage Account; see THE POLICY - Application For A Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     (a) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     (b) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT - Each Net Premium is allocated to the Sub-Account(s) selected by the Policyowner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR - The net investment factor measures the investment performance of a Sub-Account of the Inheiritage Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to
1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and
(d) from the result, where:

     (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

     (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

     (c) is a charge for each day in the Valuation Period equal on an annual basis to .90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 1.275%; and

     (d) is the Inheiritage Account administrative charge for each day in the Valuation Period equal on an annual basis to 0.25% of the daily net asset value of that Sub-Account. This charge is applicable only during the first fifteen Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The Policyowner bears the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

PAYMENT OPTIONS - During the Insureds' lifetime, the Policyowner may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in Appendix B, "PAYMENT OPTIONS." These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the death of the last surviving Insured, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS - Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A - OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS
- Monthly Deduction From Policy Value."

SURRENDER - The Policyowner may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value less any Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than 15 full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in "APPENDIX B - PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWAL - Any time after the first Policy year, the Policyowner may withdraw a portion of the Surrender Value of the Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount the Policyowner wishes to receive and the Accounts from which such amount is to be withdrawn. The Policyowner may allocate the amount withdrawn among the Sub-Accounts and the General Account.
If the Policyowner does not provide allocation instructions the Company will make a Pro Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by the Policyowner plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX
                                      32

CONSIDERATIONS."

PAID-UP INSURANCE OPTION - Upon written request, the Policyowner may elect to have, without further premiums due, joint survivorship insurance coverage for the lifetime of the Insureds, with the Death Proceeds payable on the death of the last surviving Insured. The amount of Paid-Up Insurance will be the amount which the Surrender Value can purchase for a net single premium at the Insureds' ages and classes of risk on the date this option is elected. If the Surrender Value exceeds the net single premium, the excess will be paid to the Policyowner. The net single premium is based on the Commissioner's 1980 Standard Ordinary Mortality Table D, Smoker or Non-Smoker (or appropriate increases in such tables for non-standard risks). Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS WILL BE AFFECTED: The Policyowner who has elected the Paid-Up Insurance option may not pay additional premiums, select Sum Insured Option 2, increase or decrease the Face Amount or make partial withdrawals. Riders will continue only with the consent of the Company. The Policyowner may, after electing Paid-Up Insurance, surrender the Policy for its net cash value. Guaranteed cash value equals the net single premium for the Paid-Up Insurance at the Insureds' attained ages, or the survivor's attained age if one Insured has died. The net cash value is the cash value less any debt. Policy Value in the Inheiritage Account will be transferred to the General Account on the date the Company receives written request to exercise the option. Transfers of Policy Value from the General Account back to the Inheiritage Account will not be permitted. See also "MORE INFORMATION ABOUT THE GENERAL ACCOUNT," which discusses the ramifications of the Policy Value being allocated to the General Account, including limitations respecting securities regulation.

In most instances, the result of electing the Paid-Up Insurance option will be to cause the Policy to be treated as a modified endowment contract. If the Policy becomes a modified endowment contract, Policy loans, partial withdrawals or surrender will be subject to unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE - A charge will be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The total charge is the actual state and local premium taxes paid by the Company, varying according to jurisdiction, and a DAC tax deduction of 1% of premiums. The premium tax deduction will change when either the applicable jurisdiction changes or the tax rate changes in the applicable jurisdiction. The Company should be notified of any change in address as soon as possible. The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policies. The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes. The DAC tax deduction is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules.

PREMIUM EXPENSE CHARGE - A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules during the first two Policy years.

MONTHLY DEDUCTION FROM POLICY VALUE - Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $50 administrative charge for the increase. See "THE POLICY - Change In Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to the Policyowner's instructions, or, if no allocation is specified, the Company will make a Pro

Rata Allocation. If the Sub-Account the Policyowner specifies does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account the Policyowner specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE - This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If the Policyowner selects Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If the Policyowner selects Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If the Policyowner selects Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If the Policyowner selects Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if the Policyowner selected Sum Insured Option 1, or less the Face Amount plus the Policy Value if the Policyowner selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE POLICY - Change In Face Amount: Decreases."

COST OF INSURANCE RATES - Cost of insurance rates are based on male and female rate tables, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less debt, any partial withdrawals and withdrawal charges, and risk classification. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table D, Smoker or Non-Smoker, Male or Female) and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The premium class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into standard premium classes and substandard premium classes. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a substandard premium class with a higher mortality risk. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same premium class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The

Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to the Policyowner of the opportunity for an Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount the Policyowner requests, at a time when an Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES - Prior to the Final Premium Payment Start Date, a monthly administrative charge of $6 per month will be deducted from Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE INHEIRITAGE ACCOUNT - The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company and a charge for administrative expenses of the Inheiritage Account.

MORTALITY AND EXPENSE RISK CHARGE - The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 1.275% on an annual basis.

Any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. To increase the charge above the range of industry practice, the Company must file a request with the Securities and Exchange Commission ("SEC") for an exemption from certain SEC rules, in which it would be necessary to demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy. Even with such a demonstration, there is no assurance that the SEC would issue an exemption order.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

INHEIRITAGE ACCOUNT ADMINISTRATIVE CHARGE - During the first fifteen Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Inheiritage Account and the Sub-Accounts and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Inheiritage Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Inheiritage Account administrative charge is imposed after the fifteenth Policy year.

OTHER CHARGES AGAINST THE ASSETS OF THE INHEIRITAGE ACCOUNT - Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying

Investment Companies. The prospectuses and statements of additional information of the Trust, VIPF, VIPF II, T. Rowe and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE - The Policy provides for a contingent surrender charge. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including Agent's commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if the Policyowner requests a full surrender of the Policy or a decrease in Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge continues in a level amount for 40 Policy months and reduces by 0.5% or more per month thereafter, as described in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If the Policyowner surrenders the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed
25% of premiums received.   See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER
CHARGES."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months and reduces by 0.5% or more per month thereafter, as provided in
"APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES."   If the Policyowner
surrenders the Policy during the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase. See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.


See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL - After the first policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal the Policyowner may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount the Policyowner could withdraw in subsequent Policy years would not be increased by the amount the Policyowner did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order: (1) the most recent increase in Face Amount; (2) the next most recent increases successively, and (3) the initial Face Amount.

TRANSFER CHARGES - The first six transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See "THE POLICY - Transfer Privilege."

The Policyowner may have automatic transfers of at least $100 a month made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to reallocate Policy Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the six free transfers allowed in each policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If the Policyowner utilizes the Conversion Privilege, Loan Privilege or reallocates Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the six free transfers in a Policy year. See "THE POLICY - Conversion Privileges" and "POLICY LOANS."

CHARGE FOR INCREASE IN FACE AMOUNT - For each increase in Face Amount the Policyowner requests, a transaction charge of $50 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of this Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS - Postponement Of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If the Policyowner does not make an allocation, the Company will make a Pro Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

LOAN INTEREST CHARGED - Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF DEBT - Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with the Policyowner's instructions. If the Policyowner does not make a repayment allocation, the Company will allocate Policy Value in accordance with the Policyowner's most recent premium allocation instructions; provided, however, that loan repayments allocated to the Inheiritage Account cannot exceed Policy Value previously transferred from the Inheiritage Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of the Policyowner and any assignee. If the Policyowner does not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS - Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the last surviving Insured or upon surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION - The failure to make premium payments will not cause the Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (b) Debt exceeds the Policy Value less surrender charges. If one of these situations occurs, the Policy will be in default. The Policyowner will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to the Policyowner and to any assignee of record. The notice will state the amount of premium due and the date on which it is due. The Company will also send a notice to the Policyowner at least 15 days and not more than 45 days prior to the end of the grace period if the surrender value is not adequate to prevent lapse.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the policy month in which the last surviving Insured dies and any other overdue charge will be deducted from the Death Proceeds.

Except for the situation described in (b) above, if, during the first 48 months after the Date of Issue or the effective date of an increase in Face Amount, the Policyowner makes premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. A Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT - If the Policy has not been surrendered and the Insureds are alive, the terminated Policy may be reinstated anytime within 3 years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date the Policyowner submits the following to the Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insureds are insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE - If reinstatement is requested when less than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, the Policyowner must pay the lesser of the amount shown in A or B:

Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

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

Under B, the minimum amount payable is the sum of

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; plus

     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the policy or any increase in the Face Amount, the Policyowner must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE - The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT - The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Company's Principal Office;
     - plus an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement;

     -    minus the Monthly Deduction due on the date of reinstatement.

The Policyowner may not reinstate any Debt outstanding on the date of default or foreclosure.

                             OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

POLICYOWNER - The Policyowner is named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY -The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, the Policyowner may change any Beneficiary unless the Policyowner has declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless the Policyowner has chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY - The Company will not contest the validity of a Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE - The Death Proceeds will not be paid if either Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE - Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, the Policyowner must mail to the Principal Office due proof of such death.

AGE - If the Age of either Insured as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT - The owner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS - Payments of any amount due from the Inheiritage Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Inheiritage Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared the bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months. (No payment will be deferred to pay premiums on Policies with the Company.) If payment is not mailed or delivered within ten days of receipt of your written request, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment; however, no interest will be paid if less than $25 or the delay in payment is pursuant to state law.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position                                           Principal Occupation(s) During Past Five Years
---------------------------------                           ----------------------------------------------
Barry Z. Aframe                                             Vice President and Counsel, State Mutual
  Vice President and Counsel

Bruce C. Anderson                                           Vice President, State Mutual
  Vice President & Assistant Secretary

Michael P. Angelini, Esq.                                   Esq., Bowditch & Dewey
  Director

Richard J. Baker                                            Vice President and Secretary, State Mutual
  Vice President and Secretary

David A. Barrett                                            Consultant, MCCM, Inc. and The Medical
  Director                                                    Center of Central Massachusetts

Whitworth F. Bird, Jr., M.D.                                Vice President and Medical Director, State
  Vice President and Medical Director                         Mutual since, 1990; Vice President and
                                                              Medical Director, Phoenix Mutual Life
                                                              Insurance Company, 1988 to 1990

William P. Bishop                                           Vice President, State Mutual, since 1990;
  Vice President                                              District Group Manager, 1989 to 1990

Lawrence E. Blanchard                                       Vice President, State Mutual, since 1990;
  Vice President                                              Assistant Vice President, 1989 to 1990

Alan R. Boyer                                               Vice President, State Mutual, since 1991;
  Vice President                                              Second Vice President 1989 to 1991

Mark R. Colborn                                             Vice President and Controller, State Mutual
  Vice President and Controller

Lisa M. Coleman                                             Vice President, State Mutual, since 1994;
  Vice President                                              Deputy Manager, Brown Brothers Harriman
                                                              and Company, 1989 to 1994

Deborah A. Culhane                                          Vice President, State Mutual, since 1994; Vice
  Vice President                                              President and General Manager, The
                                                              Shareholder Service Group, 1992 to 1994;
                                                              Vice President, 440 Financial Group of
                                                              Worcester, Inc. 1990 to 1992; Vice President
                                                              and Chief Financial Officer, Boston Financial
                                                              Data Services, 1988 to 1990

Dix F. Davis                                                Vice President, State Mutual
  Vice President

Name and Position                                           Principal Occupation(s) During Past Five Years
---------------------------------                           ----------------------------------------------
Valentina T. Dingle                                         Vice President, State Mutual, since 1994; AVP,
  Vice President                                              State Mutual, Multimedia, 1994; Dir.,
                                                              Multimedia 1993 to 1994; Manager, AV
                                                              Production, 1991; Manager, AV Services,
                                                              1991; Dir., Advertising Services, 1990 to
                                                              1991; Manager, Bull Worldwide Info.
                                                              Systems, 1990

Denzil C Drewry                                             Vice President, State Mutual, since 1994;
  Vice President                                              Regional Manager, Great-West Life, 1984
                                                              to 1994

Leonard D. Driscoll                                         Vice President, State Mutual, since 1993; Vice
   Vice President                                             President, Fleet Bank, 1991 to 1993; Vice
                                                              President, Bank of New England, 1990 to
                                                              1991

Bruce A. Emond                                              Vice President, State Mutual, since 1994;
   Vice President                                             Second Vice President, State Mutual 1983 to 1993

Edward W. Ford                                              Vice President, State Mutual, since 1993;
   Vice President                                             Senior Vice President, Plymouth Rock
                                                              Assurance Corporation, 1990 to 1993

Bruce H. Freedman                                           Vice President, State Mutual, since 1992;
   Vice President                                             Principal, Aldridge, Eastman and Waltch,
                                                              L.P., 1985 to 1991

Bradford K. Gallagher                                       Director and President SMA Life, since 1990;
   Vice President                                             Vice President, State Mutual, since 1990;
                                                              Managing Director, FMR  Corp., 1986 to 1990;
                                                              Director, Fidelity Investments Brokerage
                                                              Services, Ltd., 1986 to 1990; Director, Fidelity
                                                              Brokerage  Services, Inc., 1986 to 1990; President,
                                                              Plymouth Investments, 1986 to 1990; Exec.
                                                              Committee Member, Fidelity Investments Southwest Co.,
                                                              1986 to 1990; President, Fidelity Investments
                                                              Institutional Services Co., 1985 to 1990

Thomas E. Hardy                                             Vice President, State Mutual, since 1993;
   Vice President                                             Assistant Vice President, Mutual Life
                                                              Insurance Company of New York, 1986 to 1993

Gail L. Harrison                                            Senior Vice President, The Wexler Group
   Director

William Hayward                                             Vice President, State Mutual, since 1994;
   Vice President                                             Financial Service Executive, North American
                                                              Securities Life, 1991 to 1994; Financial
                                                              Service Executive, (MFS-SUNLIFE) Mass Financial
                                                              Services, 1989 to 1991

Name and Position                                           Principal Occupation(s) During Past Five Years
---------------------------------                           ----------------------------------------------
Brian L. Hirst                                              Vice President and Actuary, State Mutual
 Vice President and Actuary

Kruno Huitzingh                                             Vice President & Chief Information Officer,
 Vice President and                                           State Mutual, since 1993; Executive Vice
 Chief Information Officer                                    President, Chicago Board Options Exchange,
                                                              1985 to 1993

Richard E. Johnson                                          Vice President, State Mutual, since 1991;
 Vice President                                               Second Vice President, 1989 to 1991

John P. Kavanaugh                                           Vice President, State Mutual
 Vice President

John F. Kelly                                               Senior Vice President, General Counsel and
 Senior Vice President, General Counsel                       Assistant Secretary, State Mutual
 and Assistant Secretary

Kathleen M. Klein                                           Vice President, State Mutual, since 1995;
 Vice President                                               Assistant Vice President 1993 to 1995;
                                                              Assistant Vice President, Fidelity,
                                                              1986 to 1993

Richard H. Kremer                                           Vice President, State Mutual, since 1994;
 Vice President                                               Senior Vice President, Union Central
                                                              Life Insurance Company 1991 to 1994;
                                                              Senior Vice President, Cigna Individual
                                                              Financial Service Company 1988 to 1991

Jeffrey P. Lagarce                                          Vice President, State Mutual, since 1994;
 Vice President                                               National Sales Director, Metropolitan
                                                              Life Insurance Company, 1976 to 1994

Walter M. Laliberte                                         Vice President, State Mutual, since 1994;
 Vice President                                               Partner, Andersen Consulting 1988 to 1994

Frank A. LoPiccolo                                          Vice President, State Mutual, since 1994;
 Vice President                                               Senior Vice President, Putnam Investment
                                                              1993 to 1994; Vice President, 440 Financial
                                                              Group of Worcester, Inc. 1990 to 1993

Joseph W. MacDougall, Jr.                                   Vice President, Associate General Counsel
 Vice President, Associate General                            and Assistant Secretary, State Mutual
 Counsel and Assistant Secretary

William H. Mawdsley                                         Vice President and Actuary, State Mutual
 Vice President

Roderick A. McGarry, II                                     Vice President, State Mutual
 Vice President

Ruben P. Moreno                                             Vice President, State Mutual
 Vice President

Name and Position                                           Principal Occupation(s) During Past Five Years
---------------------------------                           ----------------------------------------------
J. Terrence Murray                                          Chairman, President and Chief Executive
 Director                                                     Officer, Fleet/Norstar Financial Group, Inc.

Guy W. Nichols                                              Woods Hole Oceanographic Institution
 Director

John W. Nunley                                              Vice President, State Mutual
 Vice President

John F. O'Brien                                             Director, President and Chief Executive
 Director, President and Chief                                Officer, State Mutual, since 1989;
 Executive Officer                                            Director and Chairman of the Board,
                                                              SMA Life, since 1989

Stephen Parker                                              Vice President, State Mutual, SMA Life,
 Vice President                                               Allmerica Investments, Inc., since 1991;
                                                              Investment Executive, Tucker Anthony, Inc.,
                                                              1990 to 1991; Chief Executive Officer,
                                                              Freedom Capital Mgmt., 1989 to 1990

Edward J. Parry, III                                        Vice President and Treasurer, State Mutual
 Vice President and Treasurer                                 since, 1993; Asst. Vice President, 1992 to
                                                              1993; Manager, Price Waterhouse, 1987 to 1992

Jean S. Peters                                              Vice President, since 1994; Senior Vice
 Vice President                                               President, Providian Corp. 1989 to 1994

Richard M. Reilly                                           Vice President, State Mutual, since 1990;
 Vice President                                               Director and President, Allmerica Investments,
                                                              Inc., since 1990; Director and President, Allmerica
                                                              Investment Management Company, Inc., since
                                                              1990; Director, President and Chief Executive
                                                              Officer, Allmerica Investment Services, Inc.,
                                                              since 1990

Rachelle Reisberg                                           Vice President, State Mutual, since 1994;
 Vice President                                               Systems Manager, State Mutual 1989 to 1994

Larry C. Renfro                                             Vice President, State Mutual, since 1990;
 Vice President                                               Director, President and Chief Executive
                                                              Officer, 440 Financial Group, since 1990;
                                                              Director, SMA Life, since 1990; Executive
                                                              Vice President, State Street Bank & Trust
                                                              Co., 1989 to 1990

Winifred "Una" Rice                                         Vice President, State Mutual, since 1995;
 Vice President                                               Second Vice President, 1992 to 1995;
                                                              Vice President 1990 to 1992

Stephen P. Rutman                                           Vice President, State Mutual, since 1994;
 Vice President                                               Second Vice President, 1987 to 1994


Name and Position                                           Principal Occupation(s) During Past Five Years
---------------------------------                           ----------------------------------------------
Henry P. St. Cyr                                            Vice President and Asst. Treasurer, State
 Vice President and Asst. Treasurer                           Mutual, since 1988

Eric Simonsen                                               Vice President and Chief Financial Officer,
 Vice President and                                           State Mutual, since 1990; Partner, The
 Chief Financial Officer                                      Lincoln Group, 1987 to 1990

Mark T. Smith                                               Vice President, State Mutual, since 1994;
 Vice President                                               Vice President, European Operation,
                                                              Stratus Computer, 1988 to 1994

Phillip E. Soule                                            Vice President, State Mutual
 Vice President

Dr. John L. Sprague                                         President, John L. Sprague Associates
 Director

Robert G. Stachler, Esq.                                    Esq., Taft, Stettinius & Hollister
 Director

Ann K. Tripp                                                Vice President, State Mutual, since 1994;
 Vice President                                               Asst. Vice President, 1991 to 1994; Senior
                                                              Investment Officer and Asst. Treasurer,
                                                              1989 to 1991

Herbert M. Varnum                                           Chairman and Chief Executive Officer,
 Director                                                     Quabaug Corporation

James S. Wakefield                                          Vice President, State Mutual, since 1995;
 Vice President                                               Vice President, Merganser Capital
                                                              Management, 1987 to 1995

Richard Manning Wall, Esq.                                  General Counsel and Asst. to the Chairman,
                                                              Flexcon Company, Inc.

Jerome F. Weihs                                             Vice President, State Mutual, since 1991;
 Vice President                                               Second Vice President, 1988 to 1991

Diane E. Wood                                               Vice President, State Mutual, since 1991;
 Vice President                                               Second Vice President, 1989 to 1991


                                  DISTRIBUTION

Allmerica Investments, Inc. an indirect subsidiary of the Company, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Inheiritage Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc.

The Company pays to registered representatives who sell the Policy commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 3.5 percent of any additional premiums.
Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions.

General Agents may also receive overriding commissions, which will not exceed 10 percent of first year or 14 percent of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policy Owners or the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                     REPORTS

The Company will maintain the records relating to the Inheiritage Account. The Policyowner will be promptly sent statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by the Policyowner, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to the Policyowner within 30 days after a Policy Anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, the Policyowner will be sent periodic reports containing financial statements and other information for the Inheiritage Account and the Underlying Investment Companies as required by the Investment Company Act of 1940.

                                LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Inheiritage Account is a party, or to which the assets of the Inheiritage Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Inheiritage Account.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of the Securities and Exchange Commission's prescribed fees.

                             INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 and of the Inheiritage Account of State Mutual Life Assurance Company of America as of December 31, 1994 and the period then ended, included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to the Policyowner or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE INHEIRITAGE ACCOUNT - The Company is taxed as a mutual life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code") and files a consolidated tax return with its affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Inheiritage Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Inheiritage Account.

The Company will review periodically the question of a charge to the Inheiritage Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Inheiritage Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Inheiritage Account.

TAXATION OF THE POLICIES - The Company believes that the Policies described in this prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance contracts and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value of the Policy is not taxable until received by the Policyowner or the Policyowner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."
Although the Company believes that the Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Policy will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Policyowner pays the full amount of premiums permitted under the Policy. A Policyowner contemplating the payment of such premiums should do so only after consulting a tax adviser. If a Policy were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

The Code requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Inheiritage Account.

The Company believes that loans received under a Policy will be treated as indebtedness of the Policyowner for federal tax purposes, and under current law will not constitute income to the Policyowner so long as the Policy remains in force. But see "MODIFIED ENDOWMENT CONTRACTS." Deducting interest on policy loans is, however, subject to the restrictions of Section

264 of the Code. Consumer interest paid on Policy loans under a Policy owned by an individual is not tax deductible. In addition, no tax deduction is allowed for any interest on any loan under one or more life insurance policies (purchased after June 20, 1986) owned by a taxpayer covering the life of any individual who is an officer or employee of or is financially interested in, any business carried on by that taxpayer, to the extent the aggregate amount of such loans exceeds $50,000.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first fifteen years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner, or Beneficiary.

The Split Option Rider permits a Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether a Policy split will be treated as a nontaxable exchange under Section 1035 of the Code. Unless a Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy Split.

MODIFIED ENDOWMENT CONTRACTS - The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this prospectus, that fails to satisfy a "7-pay" test is considered a modified endowment contract. A Policy fails to satisfy the 7-pay test if the cumulative premiums paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums.

If a Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income first" basis. Most distributions received by a Policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Policy) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. In addition, with certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the 7-pay test. If the Policy does not satisfy the 7-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

ESTATE AND GENERATION SKIPPING TAXES - When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policyowner was not the last surviving Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the Death Proceeds would be available to pay taxes due and other expenses incurred.

As a general rule, if an Insured is the Policyowner and Death Proceeds are payable to a person two or more generations younger than the Policyowner, a generation-skipping tax may be payable on the

Death Proceeds at rates similar to the maximum estate tax rate in effect at the time. If the Policyowner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the taxable amount being the value of the Policy. (Such a transfer is unlikely but not impossible.) If the Death Proceeds are not includible in the Insured's estate (because the Insured retained no incidents of ownership and did not relinquish ownership within three years before death), the payment of the Death Proceeds to the beneficiary is not subject to the generation-skipping tax regardless of the beneficiary's generation. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, the Policyowner should consult with a tax adviser for specific information where benefits are passing to younger generations.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, the Policyowner may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION - The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle the Policyowner to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE - The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY - This prospectus describes a flexible premium variable life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Inheiritage Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS - If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first six transfers in a policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days (10 days in New York) or more, the Company will pay interest at least equal to an effective annual yield of 3.5% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Inheiritage Account are included in this prospectus beginning immediately after this section. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Inheiritage Account.

STATE MUTUAL LIFE
ASSURANCE COMPANY
OF AMERICA

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


December 31, 1994



Financial Statements

Report of Independent Accountants......................................  1
Statement of Financial Position  ......................................  2
Statement of Operations and Contingency Reserves.......................  3
Statement of Cash Flows................................................  4
Notes to Financial Statements..........................................  5

                             REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995, except as to Note 2,
 which is as of February 28, 1995

To the Board of Directors and Policyholders of State Mutual Life Assurance Company of America


In our opinion, the accompanying statement of financial position and the related statements of operations and changes in contingency reserves and of cash flows present fairly, in all material respects, the financial position of State Mutual Life Assurance Company of America at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company implemented a new accounting pronouncement in 1993 and may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF FINANCIAL POSITION
as of December 31
(In thousands)

ASSETS                                                 1994          1993
                                                       ----          ----
Cash                                                $   21,931     $   22,378
Investments:
 Bonds                                               3,063,890      3,172,304
 Stocks                                                 14,638         48,713
 Investments in subsidiaries                           797,879        971,339
 Mortgage loans                                        825,611      1,045,748
 Policy loans                                          248,310        258,845
 Real estate, including home office property           185,128        192,333
 Short term investments                                 72,159         61,176
 Other invested assets                                  45,978         22,180
                                                    ----------     ----------
  Total cash and investments                         5,275,524      5,795,016

Premiums deferred and uncollected                       95,890         91,434
Investment income due and accrued                       84,066         89,756
Other assets                                            79,165         87,238
Assets held in separate accounts                     1,096,032        922,069
                                                    ----------     ----------
                                                    $6,630,677     $6,985,513
                                                    ----------     ----------
                                                    ----------     ----------

LIABILITIES AND CONTINGENCY RESERVES
Liabilities:

Policy liabilities:
 Life reserves                                      $  965,896     $  969,223
 Annuity and other fund reserves                     3,561,965      3,981,281
 Accident and health reserves                           50,096         45,424
 Claims payable                                        122,677        112,509
 Dividends payable                                      33,930         35,406
                                                    ----------     ----------
  Total policy liabilities                           4,734,564      5,143,843

Expenses and taxes payable                             137,676         99,301
Other liabilities                                       73,427         33,616
Asset valuation reserve                                124,254        260,714
Obligations related to separate account business     1,095,430        921,648
                                                    ----------     ----------
  Total liabilities                                  6,165,351      6,459,122
                                                    ----------     ----------
                                                    ----------     ----------
Contingency reserves:

 Special contingency reserves                           26,522         25,238
 General contingency reserves                          438,804        501,153
                                                    ----------     ----------
  Total contingency reserves                           465,326        526,391
                                                    ----------     ----------
                                                    $6,630,677     $6,985,513
                                                    ----------     ----------
                                                    ----------     ----------

   The accompanying note are an integral part of these financial statements.

                STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS AND
CHANGES IN CONTINGENCY RESERVES
for the year ended December 31
(In thousands)

REVENUE                                              1994           1993         1992
                                                     ----           ----         ----
Premiums and other considerations:
 Life                                             $  100,956    $   92,314    $  101,929
 Annuities                                           950,980       762,724       768,050
 Accident and health                                 225,132       246,842       338,534
 Reinsurance commissions and reserve adjustments      10,117        10,853        11,700
                                                  ----------    ----------    ----------
  Total premiums and other considerations          1,287,185     1,112,733     1,220,213

Net investment income                                406,071       520,508       503,754
Realized capital losses, net of tax                  (28,341)      (33,334)       (5,261)
Other revenue                                         43,651        29,121        14,849
                                                  ----------    ----------    ----------
  Total revenue                                    1,708,566     1,629,028     1,733,555
                                                  ----------    ----------    ----------
POLICY BENEFITS AND OPERATING EXPENSES
Policy benefits:
 Claims, surrenders and other benefits             1,697,943     1,314,540     1,459,941
 Decrease in policy reserves                        (412,090)     (175,726)     (153,971)
 Dividends to policyholders                           33,233        32,773        25,955
                                                  ----------    ----------    ----------
  Total policy benefits                            1,319,086     1,171,587     1,331,925

Operating and selling expenses                       141,460       138,566       141,456
Taxes, except capital gains tax                       33,747        18,664        14,565
Net transfers to separate accounts                   173,607       185,374       141,183
                                                  ----------    ----------    ----------
  Total policy benefits and operating expenses     1,667,900     1,514,191     1,629,129
                                                  ----------    ----------    ----------
NET INCOME                                            40,666       114,837       104,426

CONTINGENCY RESERVES AT BEGINNING OF YEAR            526,391       444,427       338,683
Unrealized capital gains (losses) on investments:
 Unconsolidated subsidiaries                        (222,155)       47,292       101,155
 Other investments                                    24,579       (14,159)      (61,479)
                                                  ----------    ----------    ----------
                                                    (197,576)       33,133        39,676
                                                  ----------    ----------    ----------
Transfer from (to) asset valuation reserve           136,460       (25,173)      (40,188)
Other adjustments                                    (40,615)      (40,833)        1,830
                                                  ----------    ----------    ----------
CONTINGENCY RESERVES AT END OF YEAR               $  465,326    $  526,391    $  444,427
                                                  ----------    ----------    ----------
                                                  ----------    ----------    ----------

    The accompanying notes are an integral part of these financial statements.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)

CASH FLOW FROM OPERATING ACTIVITIES                  1994         1993           1992
                                                     ----         ----           ----
 Premiums, deposits and other income             $ 1,327,496   $ 1,120,816   $ 1,230,872
 Allowances and reserve adjustments
  on reinsurance ceded                                10,862        11,773         8,836
 Net investment income                               372,428       432,631       443,668
 Net repayments on policy loans                       10,535        17,637        21,062
 Benefits to policyholders and
  beneficiaries                                   (1,684,684)   (1,313,978)   (1,467,104)
 Operating and selling expenses and
  taxes                                             (155,162)     (111,125)     (177,946)
 Net transfers to separate accounts                 (160,623)     (201,442)     (135,921)
 Dividends to policyholders                          (34,709)      (27,777)      (42,874)
 Other sources (applications)                          3,775       (40,938)        9,560
                                                  ----------    ----------    ----------
NET CASH USED IN OPERATING ACTIVITIES               (310,082)     (112,403)     (109,847)
                                                  ----------    ----------    ----------
CASH FLOW FROM FINANCING ACTIVITIES
 New borrowings                                      932,497       116,800       261,000
 Repayment of borrowings                            (932,497)     (116,800)     (261,000)
                                                  ----------    ----------    ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                 --           --             --
                                                  ----------    ----------    ----------
CASH FLOW FROM INVESTING ACTIVITIES
 Sales and maturities of long term investments:
  Bonds                                              993,365       841,548       776,693
  Stocks                                               1,835         4,361         2,948
  Real estate and other invested assets               19,200        24,122        23,886
  Repayment of mortgage principal                    193,842       211,360       136,252
  Capital gains tax                                   (1,086)       (2,232)           --
 Acquisition of long term investments:
  Bonds                                             (881,081)     (887,976)     (821,694)
  Stocks                                              (4,557)      (62,318)       (6,674)
  Real estate and other invested assets              (31,504)       (3,931)      (32,404)
  Mortgage loans                                      (1,529)       (1,185)       (6,313)
 Other investing activities                           32,133        (5,199)         (743)
                                                  ----------    ----------    ----------
NET CASH PROVIDED BY INVESTING ACTIVITIES            320,618       118,550        71,951
                                                  ----------    ----------    ----------
Net change in cash and short term  investments        10,536         6,147       (37,896)

CASH AND SHORT TERM INVESTMENTS
 Beginning of year                                    83,554        77,407       115,303
                                                  ----------    ----------    ----------
 End of year                                      $   94,090    $   83,554    $   77,407
                                                  ----------    ----------    ----------
                                                  ----------    ----------    ----------

   The accompanying notes are an integral part of these financial statements.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - State Mutual Life Assurance Company of America (State Mutual or the "Company") is presently organized as a mutual life insurance company and accordingly, the Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies. The Company is pursuing a plan of reorganization which includes conversion to a stock life insurance company. (Refer to Note 2 for a description of the reorganization.)

Certain reclassifications have been made to prior years amounts to conform with the current year presentation.

ACCOUNTING FOR UNCONSOLIDATED SUBSIDIARIES - State Mutual's interest in unconsolidated subsidiaries consists primarily of SMA Life Assurance Company (SMA Life), a wholly owned life insurance company, a 57.4% interest in Allmerica Property & Casualty Companies, Inc. (Allmerica P&C), a Delaware domiciled business corporation which owns The Hanover Insurance Company (Hanover), and several wholly owned non-insurance subsidiaries. Hanover owns an 80.6% interest in Citizens Corporation, parent company of Citizens Insurance Company of America (Citizens). Allmerica P&C is accounted for at market value. During 1993, the Securities Valuation Office of the NAIC instituted a discount to market values for subsidiaries previously carried at market value. The discount applied to Allmerica P&C was determined to be 16%, to be phased in over a five year period (3% per year in 1993 to 1996 and 4% in 1997). SMA Life and the non-insurance subsidiaries are accounted for under the equity method. The Company's equity in the earnings of unconsolidated subsidiaries is reflected in net income. Any remaining changes in Allmerica P&C's value and direct charges to SMA Life's surplus are reflected in contingency reserves.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral.

Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Home office property is carried at depreciated cost.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks, investment and loan commitments, foreign currency swaps, and futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to currency risk and interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable life insurance policyholders and certain pension and annuity contractholders.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in contingency reserves.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based on accepted actuarial methods. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including a provision for adverse deviation. Interest rates range from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

Reserves for group accident and health claims include estimated provisions for both reported and unreported claims incurred and related expenses.
Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Other fund reserves are for guaranteed investment contracts and other group and individual contract deposit funds and consist of deposits received from customer's and investment earnings on their fund balances.

Withdrawal characteristics of annuity and other fund reserves vary by contract. At both December 31, 1994 and 1993, approximately 87% of the contracts (included in both the general account and the separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to contingency reserves. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

DIVIDENDS TO POLICYHOLDERS - Certain life, health and annuity insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained.

Dividends on individual life insurance, individual accident and health insurance, and individual annuity policies are provided on the basis of amounts payable in the following calendar year. Dividends on all other insurance are provided on the basis of amounts incurred for the current year.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises.
 SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

In as much as the Company is pursuing a plan of reorganization which includes conversion to a stock life insurance company, and would result in future financial statements being prepared in accordance with generally accepted accounting principles for stock life insurance companies, the new pronouncement may not be applicable to future financial statements. If the Company does not demutualize, the new pronouncement will be adopted in 1996, by retroactive restatement of the earliest year presented. Management of the Company has not yet determined the effect on its financial statements of applying these new pronouncements.

ACCOUNTING CHANGES - In December 1992, the NAIC issued a statutory accounting policy for accounting for postretirement benefits other than pensions for current retirees and employees who have vested rights in those benefits. The Company implemented this statutory requirement in 1993 and elected to immediately recognize the unfunded postretirement benefit obligation and reported the cumulative effect of this change as a direct charge to contingency reserves (see Note 9 for additional information).

NOTE 2 - REORGANIZATION

On February 28, 1995, State Mutual's Board of Directors adopted, pursuant to Massachusetts insurance law, a plan of reorganization (the "Plan") whereby State Mutual will convert from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company and will become a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Currently, the unsatisfied conditions to the effectiveness of the Plan of Demutualization are the approval of the Commissioner of the Massachusetts Division of Insurance (the "Commissioner") of the Plan after a hearing thereon, the approval of the policyholders of the Plan, the closing of an initial public offering of AFC Common Stock and certain other conditions set forth in the Plan. The Plan is also subject to the review of other insurance regulators. The Plan will become effective on the date of the closing of the initial public offering of the Common Stock of AFC.

Under the Plan, the eligible policyholders of State Mutual will receive shares of Common Stock of AFC, policy credits or cash in exchange for the policyholders' membership interest in State Mutual.

Under the Plan, State Mutual will establish and operate a closed block of participating business for the benefit of the policies included therein (the "Closed Block"). Such business (the" Closed Block Business") will contain those classes of individual or joint life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which are in force on the effective date. The Closed Block will continue in effect until no more policies included therein are in force or until the Commissioner consents to the termination of the Closed Block. The duration of the Closed Block is expected to be in excess of 50 years.

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

State Mutual will allocate to the Closed Block an amount of assets expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payments of claims, certain expenses and taxes, and for continuation of 1994 dividend scales if experience underlying such scales continues. Future changes in actual reinvestment rates over the long term from assumed reinvestment rates, like changes in other assumptions made in funding the Closed Block, may cause dividend scales to change.

To the extent that over time cash flows from the assets allocated to the Closed Block and other experience related to the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the dividend scales payable in 1994 had been continued. Conversely, to the extent that over time such cash flows and other experience are, in the aggregate, less favorable than assumed in setting up the Closed Block, total dividends paid to Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the dividend scales payable in 1994 had been continued. In addition, if the assets allocated to the Closed Block, the cash flows therefrom and the revenues from the Closed Block Business prove to be insufficient to pay the benefits guaranteed under the policies and contracts included in the Closed Block, State Mutual will be required to make such payments from its general funds. Since the Closed Block will be funded to provide for payment of guaranteed benefits on such policies and contracts and, in addition, for continuation of dividends paid under 1994 dividend scales, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial adverse deviations in investment, mortality, persistency or other experience factors.

NOTE 3 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds, are as follows:

                                                               December 31, 1994
                                                               -----------------
                                                              Gross           Gross
                                             Carrying       Unrealized      Unrealized       Fair
(In thousands)                                 Value       Appreciation    Depreciation      Value
                                               -----       ------------    ------------      -----
Federal government bonds                     $   13,250      $    246       $    534      $   12,962
State, local and government agency bonds            550             7             --             557
Foreign government bonds                         70,217         1,126          6,510          64,833
Corporate securities                          2,939,333        22,052         96,285       2,865,100
Mortgage-backed securities                       40,540            58          1,895          38,703
                                             ----------      --------       --------      ----------
Total                                        $3,063,890      $ 23,489       $105,224      $2,982,155
                                             ----------      --------       --------      ----------
                                             ----------      --------       --------      ----------

                                                               December 31, 1993
                                                               -----------------
Federal government bonds                     $   19,442      $  1,484       $     40      $   20,886
State, local and government agency bonds         12,048           235             --          12,283
Foreign government bonds                         64,951         4,417             14          69,354
Corporate securities                          3,075,146       182,272         18,589       3,238,829
Mortgage-backed securities                          717            43             --             760
                                             ----------      --------       --------      ----------
Total                                        $3,172,304      $188,451       $ 18,643      $3,342,112
                                             ----------      --------       --------      ----------
                                             ----------      --------       --------      ----------

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                        Carrying        Fair
(In thousands)                                           Value         Value
                                                         -----         -----
Due in one year or less                               $  566,301   $  567,013
Due after one year through five years                  1,691,897    1,651,469
Due after five years through ten years                   607,819      571,345
Due after ten years                                      197,873      192,328
                                                      ----------   ----------
Total                                                 $3,063,890   $2,982,155
                                                      ----------   ----------
                                                      ----------   ----------

MORTGAGE LOANS AND REAL ESTATE Mortgage loans and real estate investments are diversified by property type and location. Real estate investments, except home office, have been obtained primarily through foreclosure.
Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. Mortgage loan and real estate investments, including home office of $67,920 thousand and $61,363 thousand at December 31, 1994 and 1993, respectively, were distributed by the following types and geographic regions at December 31:

(In thousands)
Property Type                                           1994           1993
-------------                                           ----           ----
Office buildings                                     $  445,222     $  514,575
Residential                                             148,155        233,459
Retail                                                  168,536        197,496
Industrial/Warehouse                                     93,323        135,766
Other                                                   155,503        156,785
                                                     ----------     ----------
Total                                                $1,010,739     $1,238,081
                                                     ----------     ----------
                                                     ----------     ----------


Geographic Region
-----------------
South Atlantic                                       $  263,883     $  342,345
Pacific                                                 189,547        212,371
New England                                             142,371        142,263
West South Central                                       99,065        141,375
Middle Atlantic                                         108,531        113,716
East North Central                                       71,937        114,694
East South Central                                       48,232         66,139
West North Central                                       72,919         82,883
Mountain                                                 14,254         22,295
                                                     ----------     ----------
Total                                                $1,010,739     $1,238,081
                                                     ----------     ----------
                                                     ----------     ----------


FUTURES CONTRACTS - State Mutual purchases and sells futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding is less than one year.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. The amount of hedging gains (losses) explicitly deferred were $(7,658) thousand, $6,953 thousand and $4,976 thousand for the years ended December 31, 1994,

                   STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

1993 and 1992, respectively. Gains and losses on hedges that are deemed ineffective by management are immediately recognized into income.

A reconciliation of notional amounts for all futures contracts outstanding for the year ended December 31 is as follows:

(In thousands)                                      1994           1993
                                                    ----           ----
Contracts outstanding, January 1                 $ 141,700      $ 120,000
New contracts                                      816,000        493,300
Contracts expired                                       --             --
Contracts terminated                              (831,000)      (471,600)
                                                 ---------      ---------
Contracts outstanding, December 31               $ 126,700      $ 141,700
                                                 ---------      ---------
                                                 ---------      ---------

FOREIGN CURRENCY SWAP CONTRACTS - The Company enters into foreign currency swap contracts to hedge the exposure to currency risks on fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at market currency exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rates, as agreed upon in the swap contract, and the foreign currency spot rate on the date of exchange. State Mutual recognizes net interest received or paid over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to foreign currency swap contracts was $(1,400) thousand, $(800) thousand and $(200) thousand for the years ended December 31, 1994, 1993 and 1992, respectively.

The contractual amounts and maturity dates of foreign currency swap contracts were as follows:

                                              December 31, 1994
                                              -----------------
                                                                           After
(In thousands)                 1995       1996       1997       1998       1998    Total
                               ----       ----       ----       ----       ----    -----
Currency:
 Swiss franc                 $14,100    $10,600    $    --    $    --    $ 6,600   $ 31,300
 Canadian dollar                  --         --         --         --     15,000     15,000
 British pound sterling           --         --      8,200         --     18,800     27,000
 Italian lire                     --     20,000         --         --         --     20,000
 Other                            --      5,400     10,000         --     10,000     25,400
                             -------    -------    -------    -------    -------   --------
Balance, December 31         $14,100    $36,000    $18,200    $    --    $50,400   $118,700
                             -------    -------    -------    -------    -------   --------
                             -------    -------    -------    -------    -------   --------

                                              December 31, 1993
                                              -----------------
                                                                          After
(In thousands)                 1994       1995       1996       1997       1997    Total
                               ----       ----       ----       ----       ----    -----
Currency:
 Swiss franc                 $ 5,000    $14,100    $10,600    $    --    $ 6,600   $ 36,300
 Canadian dollar                  --         --         --         --     15,000     15,000
 British pound sterling           --         --         --      8,200     18,800     27,000
 Italian lire                     --         --     20,000         --         --     20,000
 Other                        10,100         --      5,400     10,000      5,000     30,500
                             -------    -------    -------    -------    -------   --------
Balance, December 31         $15,100    $14,100    $36,000    $18,200    $45,400   $128,800
                             -------    -------    -------    -------    -------   --------
                             -------    -------    -------    -------    -------   --------

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

A reconciliation of the contractual amounts of foreign currency swap contracts outstanding for the year ended December 31 is as follows:

(In thousands)                                          1994          1993
                                                        ----          ----
Contracts outstanding, January 1                      $128,800     $ 95,000
 New contracts                                          10,100       50,700
 Contracts expired                                     (15,100)     (16,900)
 Contracts terminated                                   (5,100)          --
                                                      --------     --------
Contracts outstanding, December 31                    $118,700     $128,800
                                                      --------     --------
                                                      --------     --------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:

(In thousands)                                         1994       1993        1992
                                                       ----       ----        ----
Bonds                                                $261,176   $276,077   $285,415
Stocks                                                  1,305      1,062        938
Investments in subsidiaries                            37,478    107,603     67,239
Mortgage loans                                         87,670    114,831    130,480
Real estate                                            50,431     48,072     47,061
Policy loans                                           14,457     15,282     16,271
Other investments                                       2,765       (264)     2,649
Short term investments                                    359      2,284      1,045
                                                     --------   --------   --------
                                                      455,641    564,947    551,098
 Less investment expenses                              52,123     45,556     47,405
                                                     --------   --------   --------
Net investment income, before IMR amortization        403,518    519,391    503,693
 IMR amortization                                       2,553      1,117         61
                                                     --------   --------   --------
Net investment income                                $406,071   $520,508   $503,754
                                                     --------   --------   --------
                                                     --------   --------   --------

REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the year ended December 31 were as follows:

(In thousands)                                         1994       1993       1992
                                                       ----       ----       ----
Bonds                                                $  2,144  $   4,953   $  1,855
Stocks                                                     84         87        472
Mortgage loans                                        (21,351)   (12,709)        49
Real estate                                            (8,990)   (11,743)    (5,799)
Other                                                   2,505     (2,734)      (572)
                                                     --------   --------   --------
                                                      (25,608)   (22,146)    (3,995)
 Less Federal income tax                                1,086      2,232        961
                                                     --------   --------   --------
Net realized capital losses before transfer to IMR    (26,694)   (24,378)    (4,956)
 Net realized capital gains transferred to IMR         (1,647)    (8,956)      (305)
                                                     --------   --------   --------
Net realized capital losses                          $(28,341)  $(33,334)  $ (5,261)
                                                     --------   --------   --------
                                                     --------   --------   --------

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $222,644 thousand, $222,865 thousand and $136,458 thousand, respectively. Gross gains of $3,753 thousand, $3,337 thousand and $1,504 thousand and gross losses of $2,945 thousand, $1,300 thousand and $1,159 thousand, respectively, were realized on those sales.

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 4 - INVESTMENTS IN SUBSIDIARIES

Summarized financial information concerning all unconsolidated subsidiaries as of December 31 is as follows:

                                             Property & Casualty
(In thousands)                  Life Insurance    Insurance   Non-Insurance
                                --------------    ---------   -------------
1994
----
Assets                            $4,072,045      $4,337,564    $ 74,597
Liabilities                        3,882,722       3,347,785      29,883
Equity in net income (loss)            6,403          42,753     (11,678)

1993
----
Assets                            $3,504,724      $4,200,463    $ 70,014
Liabilities                        3,322,508       3,240,364      26,479
Equity in net income (loss)           19,782          95,741      (7,920)


The Company provides management, operating personnel, facilities and other services to various subsidiaries and affiliates. Reimbursements for such services and facilities amounted to $261,913 thousand, $225,044 thousand and
$112,777 thousand in 1994, 1993 and 1992, respectively.   Net amounts
receivable from subsidiaries and affiliates were $37,514 thousand and $30,188 thousand at December 31, 1994 and 1993, respectively.

NOTE 5 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet.
The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of futures contracts and foreign currency swaps were not material to State Mutual as of December 31, 1994 and 1993.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of future cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

FINANCIAL LIABILITIES:

INVESTMENT CONTRACTS (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                              1994                    1993
                                                              ----                    ----
                                                      Carrying        Fair    Carrying        Fair
(In thousands)                                          Value        Value      Value         Value
                                                        -----        -----      -----         -----
Financial Assets:
 Cash                                                 $   21,931  $   21,931  $   22,378  $   22,378
 Short term investments                                   72,159      72,159      61,176      61,176
 Bonds                                                 3,063,890   2,982,155   3,172,304   3,342,112
 Stocks                                                   14,638      14,638      48,713      48,713
 Mortgage loans                                          825,611     814,047   1,045,748   1,077,707
 Policy loans                                            248,310     248,310     258,845     258,845

Financial Liabilities:
 Guaranteed investment contracts                      $2,170,643  $2,134,046  $2,463,938  $2,582,392
 Other group contract deposit funds                      980,327     969,627   1,087,732   1,116,800
 Supplemental contracts without life contingencies         8,647       8,647      11,013      11,013
 Dividend accumulations                                   84,482      84,482      84,808      84,808
 Other individual contract deposit funds                 107,400     106,893     124,081     122,908
 Individual annuity contracts                              8,185       7,943          --          --


NOTE 6 - BORROWED MONEY

State Mutual issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. As of December 31, 1994, State Mutual has approximately $165,000 thousand in unused committed lines of credit provided by U.S. banks. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees ranging from 0.10% to 0.125% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

State Mutual has no borrowed money outstanding at December 31, 1994 and 1993. Interest expense related to borrowed money was $2,485 thousand, $154 thousand and $580 thousand for the years ended December 31, 1994, 1993 and 1992, respectively.

NOTE 7 - FEDERAL INCOME TAXES

The federal income tax provisions (benefit) for 1994, 1993 and 1992 were $17,476 thousand, $9,265 thousand and $(208) thousand, respectively, which include taxes applicable to realized capital gains of $1,086 thousand, $2,232 thousand and $961 thousand.

The effective federal income tax rates were 30.1%, 7.5% and (0.2)% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to: decreases in taxable income for the utilization of net operating loss carryforwards and write-offs of mortgage loans and real estate; increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes, the accrual of market discounts on investments and the deferral of policy acquisition costs for federal tax purposes. The

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

policyholder dividends adjustment affecting mutual life insurance companies resulted in an increase in taxable income in 1994 and 1992 and a decrease in taxable income in 1993. At December 31, 1994, the Company has no available net operating loss carryforwards; however, there are available alternative minimum tax credit carryforwards of $1,540 thousand.

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the Company's federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the Company has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the Company's federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 8 - PENSION PLANS

The Company provides retirement benefits to substantially all of its employees and all agents hired prior to 1982 under defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on years of service and compensation. Benefit accruals under the defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company plans to adopt a defined benefit cash balance formula, under which the Company would annually provide a contribution to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. Employees would then be allowed to direct the investment of their awards and to borrow against them. Adoption of the defined benefit cash balance formula is subject to the resolution of certain technical and design issues, and may be subject to receipt of a favorable determination letter from the IRS that the Company's pension plans, as amended to reflect the cash balance formula, will continue to satisfy the requirements of Section 401(a) of the Internal Revenue Code. The Company's funding policy is to contribute annually the minimum contribution determined using the net unit credit cost method and applicable regulations of the Employee Retirement Income Security Act of 1974. The Company's accounting policy follows FASB Statement No. 87, "Employers' Accounting for Pensions".

Components of net pension expense (benefit) for the years ended December 31, were as follows:

(In thousands)                                        1994         1993         1992
                                                      ----         ----         ----
Service cost - benefits earned during the year      $  5,403     $  3,980     $  3,222
Interest accrued on projected benefit
 obligations                                          11,706       11,675        9,948
Actual return on plan assets                          (1,671)     (13,942)     (13,071)
Net amortization and deferral                        (10,399)         302       (1,192)
                                                    --------     --------     --------
  Net pension expense (benefit)                     $  5,039     $  2,015     $ (1,093)
                                                    --------     --------     --------
                                                    --------     --------     --------

              STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The following table summarizes the status as of December 31, of the Company's pension plans. The plans' assets exceeded accumulated benefits. The net pension asset is included in the statement of financial position with Other Assets.

(In thousands)                                                       1994         1993
                                                                     ----         ----
Actuarial present value of benefit obligations:
 Vested benefit obligation                                         $140,230     $153,244
                                                                   --------     --------
                                                                   --------     --------
 Accumulated benefit obligation                                    $141,727     $154,058
                                                                   --------     --------
                                                                   --------     --------
Pension asset included in Other Assets:
Projected benefit obligation for service rendered to date          $153,334     $171,506
 Plan assets at fair value                                          154,209      161,224
                                                                   --------     --------
 Plan assets in excess (deficit) of projected benefit obligation        875      (10,282)
 Unrecognized net loss from past experience                          41,438       45,945
 Unrecognized prior service cost                                    (12,568)         403
 Unamortized transition asset                                       (18,184)     (19,466)
                                                                   --------     --------
Net pension asset                                                  $ 11,561     $ 16,600
                                                                   --------     --------
                                                                   --------     --------

Determination of the projected benefit obligation was based on a weighted average discount rate of 8.5% in 1994 and 7% in 1993. The assumed long-term rate of return on plan assets was 9% for both years. The actuarial present value of the projected benefit obligation was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6% for both years. Updated mortality tables were used in 1993 to reflect the longer life expectancy of retirees. Plan assets are invested primarily in various separate accounts and the general account of State Mutual.

The Company has a Profit Sharing and 401(k) Plan for which substantially all employees are eligible. The Company also has a similar integrated defined contribution plan for substantially all of its agents. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees.

NOTE 9 - OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under a plan sponsored by State Mutual. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. The medical plans have varying copayments and deductibles, depending on the plan. This plan is unfunded.

Effective January 1, 1993, the Company adopted the statutory accounting policy for employers' accounting for postretirement benefits other than pensions for its postretirement benefit plans. The accounting policy requires companies to recognize the estimated future cost of providing health and other postretirement benefits on an accrual basis. Previously, such costs were generally recognized as an expense when paid. The Company elected to immediately record the transition obligation in the amount of $23,495 thousand as a direct charge to contingency reserves. The cost for benefits earned during 1993, subsequent to adoption, and charged to operating expenses was approximately $1,600 thousand more than the expense that would have been recorded under the previous accounting method.

                  STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

The status of the Company's plan at December 31, was as follows:

(In thousands)                                                    1994      1993
                                                                  ----      ----
Accumulated postretirement benefit obligation:
 Retirees                                                         $20,156  $21,143
 Active employees eligible to retire                                7,512    5,806
                                                                  -------  -------
Accumulated postretirement benefit obligation accrued              27,668   26,949
Unrecognized actuarial loss                                          (772)  (1,800)
                                                                  -------  -------
Net postretirement benefit liability                              $26,896  $25,149
                                                                  -------  -------
                                                                  -------  -------

The components of net periodic postretirement benefit expense for the years ended December 31, 1994 and 1993 are as follows:


(In thousands)                                                      1994       1993
                                                                    ----       ----
Service cost                                                       $1,291    $1,400
Interest cost on accumulated postretirement benefit obligation      2,051     1,932
Amortization of unrecognized (gain) loss                              214        --
                                                                   ------    ------
Net periodic postretirement benefit expense                        $3,556    $3,332
                                                                   ------    ------
                                                                   ------    ------

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1994, health care costs were assumed to increase 11%, declining thereafter to an ultimate rate of 6% over seven years. At
December 31, 1993, health care costs were assumed to increase 12%, declining to an ultimate rate of 5.5% over eight years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 8.5% and 7.0% at December 31, 1994 and 1993, respectively.

For purposes of measuring the accumulated postretirement benefit obligation at January 1, 1993 (the transition adjustment), health care costs were assumed to increase 15% for pre-1965 retirees and 13% for post-1965 retirees, declining thereafter to 6% over 10 years for pre-1965 retirees and 8 years for post-1965 retirees. The weighted average discount rate used in determining the accumulated postretirement benefit obligation at January 1, 1993 was 8.5%.

The health care costs trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rate by 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 1994 by $1,800 thousand, and the estimated service cost and interest cost components of net periodic postretirement benefit costs for 1994 by $265 thousand.

NOTE 10 - CONTINGENCY RESERVES

Other adjustments to contingency reserves for the years ended December 31 are as follows:

(In thousands)                                                   1994          1993     1992
                                                                 ----          ----     ----
Change in non-admitted assets:
 Demutualization costs                                         $(10,299)    $ (4,000)  $   --
 Other                                                           (3,711)         171     (372)
                                                               --------     --------   ------
 Total change in non-admitted assets                            (14,010)      (3,829)    (372)
Transition adjustment for post retirement benefit obligation         --      (23,495)      --
Prior year taxes                                                 (3,383)     (13,915)      --
Prior year expense                                              (13,827)          --       --
FAS 87 adjustment for non-qualified pension plans                (7,132)          --       --
Other miscellaneous changes                                      (2,263)         406    2,202
                                                               --------     --------   ------
  Total other adjustments                                      $(40,615)    $(40,833)  $1,830
                                                               --------     --------   ------
                                                               --------     --------   ------

               STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 11 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended
December 31, is as follows:

(In thousands)                                            1994       1993       1992
                                                          ----       ----       ----
Reinsurance premiums assumed                            $ 62,127    $40,289   $ 35,679
Reinsurance premiums ceded                              $105,142    $81,545   $ 64,366
Deduction from insurance liability
 including reinsurance recoverable on unpaid claims     $ 90,244    $83,768   $106,774

The Company assumes from SMA Life approximately 10% of the individual life business of SMA Life. Premiums assumed by State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company also has entered into reinsurance agreements whereby the Company cedes to SMA Life certain insurance risks related to individual accident and health business, premium income and related expenses. Premiums ceded pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively.

NOTE 12 - DIVIDEND RESTRICTIONS

Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of SMA Life, Hanover and Citizens, respectively.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the
preceding calendar year (if such insurer is not a life company).   Any
dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While SMA Life is currently operating on a profitable basis, it has a negative earned surplus position and, accordingly, is precluded from paying dividends to State Mutual without the approval of the Delaware Commissioner of Insurance.

Pursuant to New Hampshire's statute, extraordinary dividends and other distributions may only be paid from statutory policyholders' surplus, excluding dividends paid, as of the December 31st preceding. An extraordinary dividend or distribution includes any dividend or distribution of cash or other property, whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds 10% of such insurers surplus as regards policyholders as of December 31, next preceding. Based on the 1994 statutory financial statements of Hanover, the maximum dividend that may be paid to Allmerica P&C at January 1, 1995 without prior approval from the New Hampshire Commissioner of Insurance is $92,400 thousand.

Under the Michigan Insurance Code, cash dividends may be paid by Citizens only from earnings and policyholders' surplus. In addition, a Michigan insurer may not pay an "extraordinary" dividend to its stockholders without prior approval of the Michigan Insurance Commissioner. An extraordinary dividend or distribution is defined as a dividend or distribution of cash or other property whose fair market value, together with that of other dividends and distributions made within the preceding 12 months, exceeds the greater of 10% of policyholders' surplus as of December 31 of the preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1995, Citizens could pay dividends of $32,700 thousand without approval of the Michigan Insurance Commissioner.

                  STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

NOTE 13 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                               INHEIRITAGE ACCOUNT
            STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1994

--------------------------------------------------------------------------------
                                       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                            1               2             3
--------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
   Investment Trust  . . . . . . . .    $   --         $   --         $   --
Investment in shares of Fidelity
   Variable Insurance Products
   Fund. . . . . . . . . . . . . . .        --             --             --
Investment in shares of Delaware
   Group Premium Fund, Inc.  . . . .        --             --             --
Receivable from State Mutual Life
   Assurance Company of America
   (Sponsor) . . . . . . . . . . . .        --             --             --
                                        ----------     ----------     ----------
   Total assets  . . . . . . . . . .        --             --             --


LIABILITIES:
Payable to State Mutual Life
   Assurance Company of
   America(Sponsor). . . . . . . . .        --             --             --
                                        ----------     ----------     ----------
   Net assets  . . . . . . . . . . .    $   --         $   --         $   --
                                        ----------     ----------     ----------
                                        ----------     ----------     ----------


Net asset distribution by category:
  Variable life policies . . . . . .    $   --         $   --         $   --
  Value of investment by State Mutual
     Life Assurance Company of
     America(Sponsor). . . . . . . .        --             --             --
                                        ----------     ----------     ----------
                                        $   --         $   --         $   --
                                        ----------     ----------     ----------
                                        ----------     ----------     ----------


Units outstanding, December 31, 1994        --             --             --
Net asset value per unit,
    December 31, 1994. . . . . . . .    $   --         $   --         $   --

The accompanying notes are an integral part of these financial statements.

                               INHEIRITAGE ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                                 4              5              6              7              8
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
   Investment Trust. . . . . . . . . . . . . . . . . .      $  --          $  --          $  --          $  --          $  --

Investment in shares of Fidelity
   Variable Insurance Products Fund. . . . . . . . . .         --             --             --             --             --
Investment in shares of Delaware
   Group Premium Fund, Inc.  . . . . . . . . . . . . .         --             --             --             --             --
Receivable from State Mutual Life
   Assurance Company of America (Sponsor). . . . . . .         --             --             --             --             --
                                                            --------       --------       --------       --------       --------
   Total assets. . . . . . . . . . . . . . . . . . . .         --             --             --             --             --

LIABILITIES:
Payable to State Mutual Life Assurance
   Company of America(Sponsor) . . . . . . . . . . . .         --             --             --             --             --
                                                            --------       --------       --------       --------       --------
   Net assets. . . . . . . . . . . . . . . . . . . . .      $  --          $  --          $  --          $  --          $  --
                                                            --------       --------       --------       --------       --------
                                                            --------       --------       --------       --------       --------

Net asset distribution by category:
  Variable life policies . . . . . . . . . . . . . . .      $  --          $  --          $  --          $  --          $  --
  Value of investment by State Mutual
   Life Assurance Company of America(Sponsor). . . . .         --             --             --             --             --
                                                            --------       --------       --------       --------       --------
                                                            $  --          $  --          $  --          $  --          $  --
                                                            --------       --------       --------       --------       --------
                                                            --------       --------       --------       --------       --------
Units outstanding, December 31, 1994 . . . . . . . . .         --             --             --             --             --
Net asset value per unit, December 31, 1994. . . . . .      $  --          $  --          $  --          $  --          $  --

                               INHEIRITAGE ACCOUNT
       STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1994, CONTINUED

--------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                                 9               11               102
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
   Investment Trust. . . . . . . . . . . . . . . . .        $   --           $      96        $   --
Investment in shares of Fidelity
   Variable Insurance Products Fund. . . . . . . . .            --                --              --
Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . . . . . . . . .            --                --              --
Receivable from State Mutual Life Assurance
   Company of America (Sponsor). . . . . . . . . . .            --                --              --
                                                            ---------        ---------        ---------
   Total assets. . . . . . . . . . . . . . . . . . .            --                  96            --

LIABILITIES:
Payable to State Mutual Life Assurance
   Company of America(Sponsor) . . . . . . . . . . .            --                --              --
                                                            ---------        ---------        ---------
   Net assets. . . . . . . . . . . . . . . . . . . .        $   --           $      96        $   --
                                                            ---------        ---------        ---------
                                                            ---------        ---------        ---------


Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . .        $   --           $    --        $     --
   Value of investment by State Mutual Life
      Assurance Company of America(Sponsor). . . . .            --                  96            --
                                                            ---------        ---------        ---------
                                                            $   --           $      96        $   --
                                                            ---------        ---------        ---------
                                                            ---------        ---------        ---------


Units outstanding, December 31, 1994 . . . . . . . .            --                 100            --
Net asset value per unit, December 31, 1994. . . . .        $   --           $ .957836        $   --


The accompanying notes are an integral part of these financial statements.

                               INHEIRITAGE ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                                103            104            105            106            207
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
   Investment Trust. . . . . . . . . . . . . . . . .        $   --         $   --         $   --         $    --        $   --
Investment in shares of Fidelity
   Variable Insurance Products Fund. . . . . . . . .            --             --             --                 98         --
Investment in shares of Delaware
   Group Premium Fund, Inc.. . . . . . . . . . . . .            --             --             --              --            --
Receivable from State Mutual Life Assurance
   Company of America (Sponsor). . . . . . . . . . .            --             --             --              --            --
                                                            ----------     ----------     ----------     ----------     ----------
   Total assets. . . . . . . . . . . . . . . . . . .            --             --             --                 98         --

LIABILITIES:
Payable to State Mutual Life Assurance
   Company of America(Sponsor) . . . . . . . . . . .            --             --             --              --            --
                                                            ----------     ----------     ----------     ----------     ----------
   Net assets. . . . . . . . . . . . . . . . . . . .        $   --         $   --         $   --         $       98     $   --
                                                            ----------     ----------     ----------     ----------     ----------
                                                            ----------     ----------     ----------     ----------     ----------

Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . .        $   --         $   --         $   --         $   --         $   --
   Value of investment by State Mutual Life
       Assurance Company of America(Sponsor) . . . .            --             --             --                 98         --
                                                            ----------     ----------     ----------     ----------     ----------
                                                            $   --         $   --         $   --         $       98     $   --
                                                            ----------     ----------     ----------     ----------     ----------
                                                            ----------     ----------     ----------     ----------     ----------
Units outstanding, December 31, 1994 . . . . . . . .            --             --             --                 99         --
Net asset value per unit, December 31, 1994. . . . .        $   --         $   --         $   --         $  .987728     $   --

                               INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 1994

------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                 1                   2                   3
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . .      $    --             $    --             $    --


EXPENSES:
   Mortality and expense risk fees . . . . . . . . . .           --                  --                  --
   Administrative expense fees . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------
      Total expenses . . . . . . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------

   Net investment income (loss)  . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain(loss) . . . . . . . . . . . . . .           --                  --                  --
   Net unrealized gain (loss). . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------

   Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------

   Net increase(decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . . . .      $    --             $    --             $    --
                                                            ----------          ----------          ----------
                                                            ----------          ----------          ----------


The accompanying notes are an integral part of these financial statements.

                               INHEIRITAGE ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                                 4              5              6              7              8
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . .        $   --         $   --         $   --         $   --         $   --


EXPENSES:
   Mortality and expense risk fees . . . . . . . . .            --             --             --             --             --
   Administrative expense fees . . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
      Total expenses . . . . . . . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------

   Net investment income (loss)  . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain(loss) . . . . . . . . . . . . .            --             --             --             --             --
   Net unrealized gain (loss). . . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------

   Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . .             --             --             --            --             --
                                                            ----------     ----------     ----------     ----------     ----------

   Net increase(decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . . .        $    --        $    --        $    --        $   --         $   --
                                                            ----------     ----------     ----------     ----------     ----------
                                                            ----------     ----------     ----------     ----------     ----------

                               INHEIRITAGE ACCOUNT
   STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 1994, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                 9                  11(a)               102
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . .      $    --             $    --             $    --


EXPENSES:
   Mortality and expense risk fees . . . . . . . . . .           --                  --                  --
   Administrative expense fees . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------
      Total expenses . . . . . . . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------

   Net investment income (loss)  . . . . . . . . . . .           --                  --                  --
                                                            ----------          ----------          ----------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain(loss) . . . . . . . . . . . . . .           --                  --                  --
   Net unrealized gain (loss). . . . . . . . . . . . .           --                     (4)              --
                                                            ----------          ----------          ----------

   Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . .           --                     (4)              --
                                                            ----------          ----------          ----------

   Net increase(decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . . . .      $    --             $       (4)         $    --
                                                            ----------          ----------          ----------
                                                            ----------          ----------          ----------

(a) For the period May 2, 1994 (date of initial investment) to December 31, 1994.
(b) For the period May 10, 1994 (date of initial investment) to December 31, 1994.



The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT

-----------------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                                103             104            105          106(B)           207
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . .        $   --         $   --         $   --         $   --         $   --


EXPENSES:
   Mortality and expense risk fees . . . . . . . . .            --             --             --             --             --
   Administrative expense fees . . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
      Total expenses . . . . . . . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------

   Net investment income (loss)  . . . . . . . . . .            --             --             --             --             --
                                                            ----------     ----------     ----------     ----------     ----------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain(loss) . . . . . . . . . . . . .            --             --             --             --             --
   Net unrealized gain (loss). . . . . . . . . . . .            --             --             --                 (1)        --
                                                            ----------     ----------     ----------     ----------     ----------

   Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . .             --             --             --                (1)        --
                                                            ----------     ----------     ----------     ----------     ----------

   Net increase(decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . . .        $    --        $    --        $    --        $       (1)    $   --
                                                            ----------     ----------     ----------     ----------     ----------
                                                            ----------     ----------     ----------     ----------     ----------

                               INHEIRITAGE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT 1       SUB-ACCOUNT 2       SUB-ACCOUNT 3

------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . . . .      $   --              $   --              $   --
   Net realized gain (loss) from security
    transactions . . . . . . . . . . . . . . . . . . .          --                  --                  --
   Net unrealized gain (loss) on investments . . . . .          --                  --                  --
                                                            ----------          ----------          ----------
   Net increase (decrease) in net assets from
    operations . . . . . . . . . . . . . . . . . . . .          --                  --                  --
                                                            ----------          ----------          ----------
FROM CAPITAL TRANSACTIONS:
   Net premiums. . . . . . . . . . . . . . . . . . . .          --                  --                  --
   Terminations. . . . . . . . . . . . . . . . . . . .          --                  --                  --
   Other transfers from (to) the General Account
    of the State Mutual Life Assurance Company
    of America (Sponsor) . . . . . . . . . . . . . . .          --                  --                  --
   Net increase in investment by State Mutual Life
    Assurance Company of America (Sponsor) . . . . . .          --                  --                  --
                                                            ----------          ----------          ----------
   Net increase in net assets from capital
    transactions . . . . . . . . . . . . . . . . . . .          --                  --                  --
                                                            ----------          ----------          ----------

   Net increase in net assets. . . . . . . . . . . . .          --                  --                  --

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . . . .          --                  --                  --
                                                            ----------          ----------          ----------
   End of period . . . . . . . . . . . . . . . . . . .      $   --              $   --              $   --
                                                            ----------          ----------          ----------
                                                            ----------          ----------          ----------

                              INHEIRITAGE ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUB-ACCOUNT 4   SUB-ACCOUNT 5   SUB-ACCOUNT 6   SUB-ACCOUNT 7   SUB-ACCOUNT 8

------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss). . . . . . . . .     $   --          $   --          $   --          $   --          $   --
   Net realized gain (loss) from security
    transactions . . . . . . . . . . . . . . . .         --              --              --              --              --
   Net unrealized gain (loss) on investments . .         --              --              --              --              --
                                                     ----------      ----------      ----------      ----------      ----------
   Net increase (decrease) in net assets from
    operations . . . . . . . . . . . . . . . . .         --              --              --              --              --
                                                     ----------      ----------      ----------      ----------      ----------

FROM CAPITAL TRANSACTIONS:
   Net premiums. . . . . . . . . . . . . . . . .         --              --              --              --              --
   Terminations. . . . . . . . . . . . . . . . .         --              --              --              --              --
   Other transfers from (to) the General Account
    of the State Mutual Life Assurance Company
    of America (Sponsor) . . . . . . . . . . . .         --              --              --              --              --
   Net increase in investment by State Mutual Life
    Assurance Company of America (Sponsor) . . .         --              --              --              --              --
                                                     ----------      ----------      ----------      ----------      ----------
   Net increase in net assets from capital
    transactions . . . . . . . . . . . . . . . .         --              --              --              --              --
                                                     ----------      ----------      ----------      ----------      ----------

   Net increase in net assets. . . . . . . . . .         --              --              --              --              --

NET ASSETS:
   Beginning of period . . . . . . . . . . . . .         --              --              --              --              --
                                                     ----------      ----------      ----------      ----------      ----------
   End of period . . . . . . . . . . . . . . . .     $   --          $   --          $   --          $   --          $   --
                                                     ----------      ----------      ----------      ----------      ----------
                                                     ----------      ----------      ----------      ----------      ----------

                               INHEIRITAGE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

-----------------------------------------------------------------------------------------------------------------------------
                                                                      SUB-ACCOUNT 9       SUB-ACCOUNT 11      SUB-ACCOUNT 102
                                                                                          FOR THE PERIOD
                                                                                       5/02/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . . . . . . . . .      $   --              $   --              $   --
   Net realized gain (loss) from security transactions . . . . .          --                  --                  --
   Net unrealized gain (loss) on investments . . . . . . . . . .          --                     (4)              --
                                                                      ----------          ----------          ----------

   Net increase (decrease) in net assets from operations . . . .          --                     (4)              --
                                                                      ----------          ----------          ----------


  FROM CAPITAL TRANSACTIONS:
   Net premiums. . . . . . . . . . . . . . . . . . . . . . . . .          --                  --                  --
   Terminations  . . . . . . . . . . . . . . . . . . . . . . . .          --                  --                  --
   Other transfers from (to) the General Account of State
      Mutual Life Assurance Company of America (Sponsor) . . . .          --                  --                  --
   Net increase in investment by State Mutual Life
      Assurance Company of America (Sponsor) . . . . . . . . . .          --                     100              --
                                                                      ----------          ----------          ----------

   Net increase in net assets from capital transactions. . . . .          --                     100              --
                                                                      ----------          ----------          ----------


   Net increase in net assets  . . . . . . . . . . . . . . . . .          --                      96              --

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . . . . . . . . .          --                  --                  --
                                                                      ----------          ----------          ----------
   End of period . . . . . . . . . . . . . . . . . . . . . . . .      $   --              $       96          $   --
                                                                      ----------          ----------          ----------
                                                                      ----------          ----------          ----------


* Date of initial investment.


The accompanying notes are an integral part of these financial statements.

                               INHEIRITAGE ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                               SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT 106   SUB-ACCOUNT
                                                   103              104              105           FOR THE PERIOD       207
                                                                                               5/10/94* TO 12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss). . . . . . .   $   --           $   --           $   --           $   --           $   --
   Net realized gain (loss) from security
    transactions . . . . . . . . . . . . . .       --               --               --               --               --
   Net unrealized gain (loss) on
    investments. . . . . . . . . . . . . . .       --               --               --                   (1)          --
                                               ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net assets
    from operations. . . . . . . . . . . . .       --               --               --                   (1)          --
                                               ----------       ----------       ----------       ----------       ----------

FROM CAPITAL TRANSACTIONS:
   Net premiums. . . . . . . . . . . . . . .       --               --               --               --               --
   Terminations. . . . . . . . . . . . . . .       --               --               --               --               --
   Other transfers from (to) the General
    Account of the State Mutual Life
    Assurance Company of America
    (Sponsor). . . . . . . . . . . . . . . .       --               --               --               --               --
   Net increase in investment by State
    Mutual Life Assurance Company of
    America (Sponsor). . . . . . . . . . . .       --               --               --                   99           --
                                               ----------       ----------       ----------       ----------       ----------
   Net increase in assets from capital
    transactions . . . . . . . . . . . . . .       --               --               --                   99           --
                                               ----------       ----------       ----------       ----------       ----------

   Net increase in net assets. . . . . . . .       --               --               --                   98           --

NET ASSETS:
   Beginning of period . . . . . . . . . . .       --               --               --               --               --
                                               ----------       ----------       ----------       ----------       ----------
   End of period . . . . . . . . . . . . . .   $   --           $   --           $   --           $       98       $   --
                                               ----------       ----------       ----------       ----------       ----------
                                               ----------       ----------       ----------       ----------       ----------

                               INHEIRITAGE ACCOUNT
                NOTES TO FINANCIAL STATEMENTS - December 31, 1994

NOTE 1 - ORGANIZATION

   The Inheiritage Account (Inheiritage) is a separate investment account of State Mutual Life Assurance Company of America (the Company), established on May 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of flexible premium variable life policies issued by the Company. Under applicable insurance law, the assets and liabilities of Inheiritage are clearly identified and distinguished from the other assets and liabilities of the Company. Inheiritage cannot be charged with liabilities arising out of any other business of the Company.

   Inheiritage is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Inheiritage currently offers sixteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company, of the Variable Insurance Products Fund (VIPF) or of the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (Fidelity Management), or of the Delaware Group Premium Fund, Inc.
(DGPF) managed by Delaware International Advisors, Ltd. The Trust, VIPF, VIPF II and DGPF are open-end, diversified series management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   Investments - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF at net asset value.

   Federal Income Taxes - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated Federal Income Tax return. The Company anticipates no tax liability resulting from the operations of Inheiritage. Therefore, no provision for income taxes has been charged against Inheiritage.

                               INHEIRITAGE ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - December 31, 1994, Continued

NOTE 3 - INVESTMENTS

   The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II and DGPF at December 31, 1994 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                       PORTFOLIO INFORMATION
  SUB-        INVESTMENT                               NUMBER OF             AGGREGATE          NET ASSET
ACCOUNT        PORTFOLIO                                SHARES                 COST          VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------
          Allmerica Investment Trust:
   1      Growth . . . . . . . . . . . . . . . . .         --              $    --             $    --
   2      Investment Grade Income. . . . . . . . .         --                   --                  --
   3      Money Market . . . . . . . . . . . . . .         --                   --                  --
   4      Equity Index . . . . . . . . . . . . . .         --                   --                  --
   5      Government Bond. . . . . . . . . . . . .         --                   --                  --
   6      Select Aggressive Growth . . . . . . . .         --                   --                  --
   7      Select Growth. . . . . . . . . . . . . .         --                   --                  --
   8      Select Growth and Income . . . . . . . .         --                   --                  --
   9      Small Cap Value. . . . . . . . . . . . .         --                   --                  --
  11      Select International Equity. . . . . . .         99                  100                 0.963

          Fidelity Variable Insurance Products Fund:
 102      High Income. . . . . . . . . . . . . . .         --                   --                  --
 103      Equity Income. . . . . . . . . . . . . .         --                   --                  --
 104      Growth . . . . . . . . . . . . . . . . .         --                   --                  --
 105      Overseas . . . . . . . . . . . . . . . .         --                   --                  --

          Fidelity Variable Insurance Products
           Fund II:
 106      Asset Manager. . . . . . . . . . . . . .          7                   99                13.790

          Delaware Group Premium Fund:
 207      International Equities . . . . . . . . .         --                   --                  --

NOTE 4 - RELATED PARTY TRANSACTIONS

   Net premiums represent gross policy premiums recorded by the Company less applicable premium taxes. On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of $6. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account,

                               INHEIRITAGE ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - December 31, 1994, Continued


but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the period ended December 31, 1994, there were no monthly deductions from sub-account policy values.

   The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis. The total annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum.

   Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Inheiritage, and does not receive any compensation for sales of Inheiritage policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the period ended December 31, 1994, the Company has not received any monetary amount for contingent deferred sales charges applicable to Inheiritage.

NOTE 5 - DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

                               INHEIRITAGE ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - December 31, 1994, Continued


   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Inheiritage satisfies the current requirements of the regulations, and it intends that Inheiritage will continue to meet such requirements.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II and DGPF shares by Inheiritage during the period ended December 31, 1994 were as follows:

   SUB-
  ACCOUNT          INVESTMENT PORTFOLIO           PURCHASES              SALES
  -------          --------------------         --------------          --------
         Allmerica Investment Trust:
    1    Growth. . . . . . . . . . . . . . .     $        --            $    --
    2    Investment Grade Income . . . . . .              --                 --
    3    Money Market  . . . . . . . . . . .              --                 --
    4    Equity Index. . . . . . . . . . . .              --                 --
    5    Government Bond . . . . . . . . . .              --                 --
    6    Select Aggressive Growth  . . . . .              --                 --
    7    Select Growth . . . . . . . . . . .              --                 --
    8    Select Growth and Income. . . . . .              --                 --
    9    Small Cap Value . . . . . . . . . .              --                 --
    11   Select International Equity . . . .             100                 --

         Fidelity Variable Insurance Products Fund:
    102  High Income.. . . . . . . . . . . .              --                 --
    103  Equity Income.. . . . . . . . . . .              --                 --
    104  Growth. . . . . . . . . . . . . . .              --                 --
    105  Overseas. . . . . . . . . . . . . .              --                 --

         Fidelity Variable Insurance Products Fund II:
    106  Asset Manager . . . . . . . . . . .              99                 --

         Delaware Group Premium Fund:
    207  International Equities. . . . . . .              --                 --
                                                --------------          --------

         Totals. . . . . . . . . . . . . . .    $        199            $    --
                                                --------------          --------
                                                --------------          --------

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of State Mutual Life
Assurance Company of America and Policyowners of Inheiritage Account of State Mutual Life
Assurance Company of America

    In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Sub-Accounts 1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 102, 103, 104, 105, 106 and 207 (constituting the
Inheiritage Account of State Mutual Life Assurance Company of America) at December 31, 1994, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of State Mutual Life Assurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the Trust and Fund, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts

February 13, 1995

                         APPENDIX A - OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, the Policyowner's agent should be contacted.

The following supplemental benefits are available for issue under the Policies for an additional charge.

     SPLIT OPTION RIDER

     This rider, available only at Date of Issue, permits the Policyowner to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.


     OTHER INSURED RIDER

     This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The rider includes a feature that allows the Policyowner to convert the other-insured coverage to any permanent life insurance policy acceptable to the Company.


     FOUR-YEAR TERM RIDER

     This rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.


                          APPENDIX B - PAYMENT OPTIONS

PAYMENT OPTIONS - Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If the Policyowner does not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

     (b)  the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None are based on the investment experience of the Inheiritage Account.

Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than thirty). Payments may be made annually, semi-annually, quarterly or monthly.

Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's Age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (a) upon the death of the payee, with no further payments due (Life Annuity);

          (b) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund); or

          (c) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

                    (a)  in the same amount as the original amount;

                    (b)  in an amount equal to 2/3 of the original amount; or

                    (c)  in an amount equal to 1/2 of the original amount.

                    Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS - The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.
Subject to the Policyowner's and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If the Policyowner makes no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B, choice (c) for the attained Age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such Age and amount.

The Policyowner may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS - An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS - A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the written request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the written request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES - The first payment under any option, except Option C, will be due on the date this policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

            APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The tables on pages 93-96 illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Inheiritage Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables illustrate a Policy issued on the lives of both Insureds, each Age 55, under a standard Premium Class and qualifying for the non-smoker discount.

The columns on pages 93 and 95 are based on the guaranteed cost of insurance rates; columns on pages 94 and 96 are based on the current cost of insurance rates as presently in effect.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the Inheiritage Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the Inheiritage Account for mortality and expense risks and the Inheiritage Account administrative charge for the first fifteen Policy years, equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Inheiritage Account attributable to the Policies, and 0.90% thereafter. The amounts shown in the tables also take into account the Underlying Investment Company advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Investment Company. The actual fees and expenses of each Underlying Investment Company vary, and in 1994 ranged from an annual rate of 0.45% to an annual rate of 1.50% of average daily net assets.
The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts. Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Cap Value Fund. Without the effect of the expense limitation, in 1994 the total operation expenses of the Select International Equity Fund and Small Cap Value Fund would have been 1.78% and 1.01%, respectively, of average net assets. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. The total operating expenses of the Portfolios of VIPF and VIPF II were less than their respective caps in 1994. Price-Fleming has voluntarily agreed to limit the total operating expenses (except interest, taxes, brokerage commissions, directors' fees and expenses and extraordinary expenses) of the International Stock Portfolio to 1.05% of its average daily net assets. Delaware International has agreed voluntarily to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the effect of the expense limitations, in 1994 the total operating expenses of the International Equity Series would have been 1.01% of its average net assets.

Taking into account the mortality and expense risk charge and the Inheiritage Account administrative charge and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00%, 10.00%, respectively, during the first 15 Policy years and -1.75%, 4.25% and 10.25%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Inheiritage Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that the Policyowner has not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 6 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

Upon request, the Company will provide a comparable illustration based upon the proposed Insureds' Ages, and underwriting classification, and the requested Face Amount, Sum Insured Option, and riders.

TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET THE POLICYOWNER'S NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS.

                     GUARANTEED COST OF INSURANCE CHARGES

                   Insured 1:  Male Nonsmoker  Issue Age 55
                  Insured 2:  Female Nonsmoker  Issue Age 55
                      $1,000,000 Sum Insured Option 1

                         Hypothetical Gross 0%               Hypothetical Gross 6%                  Hypothetical Gross 12%

 Policy    Premium   Surrender   Policy        Death      Surrender    Policy        Death      Surrender    Policy        Death
  Year   + Interest    Value      Value       Benefit       Value       Value       Benefit       Value       Value       Benefit
     1      10,500          0      9,378     1,000,000           0       9,956     1,000,000           0      10,533     1,000,000
     2      21,525      5,833     18,460     1,000,000       7,570      20,198     1,000,000       9,378      22,005     1,000,000
     3      33,101      8,230     27,230     1,000,000      11,715      30,715     1,000,000      15,485      34,485     1,000,000
     4      45,256     17,429     35,669     1,000,000      23,254      41,494     1,000,000      29,812      48,052     1,000,000
     5      58,019     26,654     43,754     1,000,000      35,416      52,516     1,000,000      45,684      62,784     1,000,000
     6      71,420     35,496     51,456     1,000,000      47,795      63,755     1,000,000      62,804      78,764     1,000,000
     7      85,491     43,917     58,737     1,000,000      60,355      75,175     1,000,000      81,257      96,077     1,000,000
     8     100,266     51,864     65,544     1,000,000      73,044      86,724     1,000,000     101,120     114,800     1,000,000
     9     115,779     59,263     71,803     1,000,000      85,791      98,331     1,000,000     122,467     135,007     1,000,000
    10     132,068     66,028     77,428     1,000,000      98,505     109,905     1,000,000     145,367     156,767     1,000,000
    11     149,171     73,205     82,325     1,000,000     112,227     121,347     1,000,000     171,037     180,157     1,000,000
    12     167,130     79,549     86,389     1,000,000     125,707     132,547     1,000,000     198,425     205,265     1,000,000
    13     185,986     84,952     89,512     1,000,000     138,828     143,388     1,000,000     227,639     232,199     1,000,000
    14     205,786     89,299     91,579     1,000,000     151,464     153,744     1,000,000     258,808     261,088     1,000,000
    15     226,575     92,446     92,446     1,000,000     163,461     163,461     1,000,000     292,068     292,068     1,000,000
    16     248,404     92,151     92,151     1,000,000     172,745     172,745     1,000,000     326,020     326,020     1,000,000
    17     271,324     90,086     90,086     1,000,000     180,855     180,855     1,000,000     362,431     362,431     1,000,000
    18     295,390     86,023     86,023     1,000,000     187,545     187,545     1,000,000     401,567     401,567     1,000,000
    19     320,660     79,387     79,387     1,000,000     192,252     192,252     1,000,000     443,553     443,553     1,000,000
    20     347,193     69,589     69,589     1,000,000     194,383     194,383     1,000,000     488,645     488,645     1,000,000
Age 60      58,019     26,654     43,754     1,000,000      35,416      52,516     1,000,000      45,684      62,784     1,000,000
Age 65     132,068     66,028     77,428     1,000,000      98,505     109,905     1,000,000     145,367     156,767     1,000,000
Age 70     226,575     92,446     92,446     1,000,000     163,461     163,461     1,000,000     292,068     292,068     1,000,000
Age 75     347,193     69,589     69,589     1,000,000     194,383     194,383     1,000,000     488,645     488,645     1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy Year. "Premiums + Interest" column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT, NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CURRENT COST OF INSURANCE CHARGES

                  Insured 1:  Male Nonsmoker  Issue Age 55
                 Insured 2:  Female Nonsmoker  Issue Age 55
                      $1,000,000 Sum Insured  Option 1


                         Hypothetical Gross 0%               Hypothetical Gross 6%                  Hypothetical Gross 12%

 Policy    Premium   Surrender   Policy        Death      Surrender    Policy        Death      Surrender    Policy        Death
  Year   + Interest    Value      Value       Benefit       Value       Value       Benefit       Value       Value       Benefit
     1      10,500          0      9,381     1,000,000           0       9,959     1,000,000           0      10,537     1,000,000
     2      21,525      5,854     18,481     1,000,000       7,592      20,220     1,000,000       9,400      22,028     1,000,000
     3      33,101      8,294     27,294     1,000,000      11,783      30,783     1,000,000      15,557      34,557     1,000,000
     4      45,256     17,576     35,816     1,000,000      23,411      41,651     1,000,000      29,979      48,219     1,000,000
     5      58,019     26,943     44,043     1,000,000      35,727      52,827     1,000,000      46,019      63,119     1,000,000
     6      71,420     36,013     51,973     1,000,000      48,358      64,318     1,000,000      63,417      79,377     1,000,000
     7      85,491     44,781     59,601     1,000,000      61,304      76,124     1,000,000      82,298      97,118     1,000,000
     8     100,266     53,240     66,920     1,000,000      74,567      88,247     1,000,000     102,804     116,484     1,000,000
     9     115,779     61,376     73,916     1,000,000      88,144     100,684     1,000,000     125,084     137,624     1,000,000
    10     132,068     69,180     80,580     1,000,000     102,034     113,434     1,000,000     149,310     160,710     1,000,000
    11     149,171     77,673     86,793     1,000,000     117,267     126,387     1,000,000     176,705     185,825     1,000,000
    12     167,130     85,664     92,504     1,000,000     132,661     139,501     1,000,000     206,297     213,137     1,000,000
    13     185,986     93,108     97,668     1,000,000     148,175     152,735     1,000,000     238,282     242,842     1,000,000
    14     205,786     99,953    102,233     1,000,000     163,765     166,045     1,000,000     272,879     275,159     1,000,000
    15     226,575    106,139    106,139     1,000,000     179,377     179,377     1,000,000     310,334     310,334     1,000,000
    16     248,404    109,616    109,616     1,000,000     193,153     193,153     1,000,000     349,456     349,456     1,000,000
    17     271,324    112,239    112,239     1,000,000     206,830     206,830     1,000,000     392,180     392,180     1,000,000
    18     295,390    113,957    113,957     1,000,000     220,368     220,368     1,000,000     438,935     438,935     1,000,000
    19     320,660    114,556    114,556     1,000,000     233,584     233,584     1,000,000     490,114     490,114     1,000,000
    20     347,193    113,847    113,847     1,000,000     246,316     246,316     1,000,000     546,228     546,228     1,000,000
Age 60      58,019     26,943     44,043     1,000,000      35,727      52,827     1,000,000      46,019      63,119     1,000,000
Age 65     132,068     69,180     80,580     1,000,000     102,034     113,434     1,000,000     149,310     160,710     1,000,000
Age 70     226,575    106,139    106,139     1,000,000     179,377     179,377     1,000,000     310,334     310,334     1,000,000
Age 75     347,193    113,847    113,847     1,000,000     246,316     246,316     1,000,000     546,228     546,228     1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy Year. "Premiums + Interest" column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT, NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     GUARANTEED COST OF INSURANCE CHARGES

                   Insured 1:  Male Nonsmoker  Issue Age 55
                  Insured 2:  Female Nonsmoker  Issue Age 55
                      $1,000,000 Sum Insured  Option 2

                         Hypothetical Gross 0%               Hypothetical Gross 6%                  Hypothetical Gross 12%

 Policy    Premium   Surrender   Policy        Death      Surrender    Policy        Death      Surrender    Policy        Death
  Year   + Interest    Value      Value       Benefit       Value       Value       Benefit       Value       Value       Benefit
     1      10,500          0      9,378     1,009,378           0       9,955     1,009,955           0      10,533     1,010,533
     2      21,525      5,829     18,457     1,018,457       7,567      20,194     1,020,194       9,373      22,001     1,022,001
     3      33,101      8,218     27,218     1,027,218      11,702      30,702     1,030,702      15,471      34,471     1,034,471
     4      45,256     17,401     35,641     1,035,641      23,221      41,461     1,041,461      29,773      48,013     1,048,013
     5      58,019     26,598     43,698     1,043,698      35,346      52,446     1,052,446      45,599      62,699     1,062,699
     6      71,420     35,394     51,354     1,051,354      47,664      63,624     1,063,624      62,640      78,600     1,078,600
     7      85,491     43,746     58,566     1,058,566      60,128      74,948     1,074,948      80,960      95,780     1,095,780
     8     100,266     51,592     65,272     1,065,272      72,672      86,352     1,086,352     100,613     114,293     1,114,293
     9     115,779     58,849     71,389     1,071,390      85,203      97,743     1,097,743     121,633     134,173     1,134,174
    10     132,068     65,419     76,819     1,076,819      97,604     109,004     1,109,004     144,039     155,439     1,155,439
    11     149,171     72,331     81,451     1,081,451     110,886     120,006     1,120,006     168,978     178,098     1,178,098
    12     167,130     78,327     85,167     1,085,167     123,757     130,597     1,130,597     195,307     202,147     1,202,147
    13     185,986     83,285     87,845     1,087,845     136,056     140,616     1,140,616     223,013     227,573     1,227,573
    14     205,786     87,077     89,357     1,089,357     147,606     149,886     1,149,886     252,078     254,358     1,254,358
    15     226,575     89,544     89,544     1,089,544     158,191     158,191     1,158,191     282,442     282,442     1,282,442
    16     248,404     88,421     88,421     1,088,421     165,643     165,643     1,165,643     312,411     312,411     1,312,411
    17     271,324     85,365     85,365     1,085,365     171,395     171,395     1,171,395     343,372     343,372     1,343,372
    18     295,390     80,154     80,154     1,080,154     175,111     175,111     1,175,111     375,156     375,156     1,375,156
    19     320,660     72,211     72,211     1,072,211     176,069     176,069     1,176,069     407,191     407,191     1,407,191
    20     347,193     60,983     60,983     1,060,983     173,532     173,532     1,173,532     438,864     438,864     1,438,864
Age 60      58,019     26,598     43,698     1,043,698      35,346      52,446     1,052,446      45,599      62,699     1,062,699
Age 65     132,068     65,419     76,819     1,076,819      97,604     109,004     1,109,004     144,039     155,439     1,155,439
Age 70     226,575     89,544     89,544     1,089,544     158,191     158,191     1,158,191     282,442     282,442     1,282,442
Age 75     347,193     60,983     60,983     1,060,983     173,532     173,532     1,173,532     438,864     438,864     1,438,864


(1) Assumes a $10,000 premium is paid at the beginning of each Policy Year. "Premiums + Interest" column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT, NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CURRENT COST OF INSURANCE CHARGES

                  Insured 1:  Male Nonsmoker  Issue Age 55
                 Insured 2:  Female Nonsmoker  Issue Age 55
                      $1,000,000 Sum Insured  Option 2

                         Hypothetical Gross 0%               Hypothetical Gross 6%                  Hypothetical Gross 12%

 Policy    Premium   Surrender   Policy        Death      Surrender    Policy        Death      Surrender    Policy        Death
  Year   + Interest    Value      Value       Benefit       Value       Value       Benefit       Value       Value       Benefit
     1      10,500          0      9,381     1,009,381           0       9,959     1,009,959           0      10,536     1,010,536
     2      21,525      5,851     18,478     1,018,478       7,589      20,216     1,020,216       9,397      22,024     1,022,024
     3      33,101      8,284     27,284     1,027,284      11,771      30,771     1,030,772      15,544      34,544     1,034,544
     4      45,256     17,553     35,793     1,035,793      23,384      41,624     1,041,624      29,947      48,187     1,048,187
     5      58,019     26,898     43,998     1,043,998      35,672      52,772     1,052,772      45,952      63,052     1,063,052
     6      71,420     35,935     51,895     1,051,895      48,257      64,217     1,064,218      63,290      79,250     1,079,250
     7      85,491     44,655     59,475     1,059,475      61,137      75,957     1,075,957      82,079      96,899     1,096,899
     8     100,266     53,049     66,729     1,066,729      74,306      87,986     1,087,986     102,447     116,127     1,116,127
     9     115,779     61,100     73,640     1,073,640      87,751     100,291     1,100,291     124,527     137,067     1,137,067
    10     132,068     68,795     80,195     1,080,195     101,464     112,864     1,112,864     148,468     159,868     1,159,869
    11     149,171     77,139     86,259     1,086,260     116,448     125,568     1,125,569     175,448     184,568     1,184,568
    12     167,130     84,935     91,775     1,091,775     131,499     138,339     1,138,339     204,441     211,281     1,211,281
    13     185,986     92,125     96,685     1,096,685     146,550     151,110     1,151,110     235,579     240,139     1,240,139
    14     205,786     98,649    100,929     1,100,929     161,524     163,804     1,163,805     268,998     271,278     1,271,278
    15     226,575    104,435    104,435     1,104,435     176,332     176,332     1,176,332     304,835     304,835     1,304,835
    16     248,404    107,418    107,418     1,107,418     189,064     189,064     1,189,064     341,748     341,748     1,341,748
    17     271,324    109,435    109,435     1,109,435     201,393     201,393     1,201,393     381,473     381,473     1,381,473
    18     295,390    110,429    110,429     1,110,429     213,227     213,227     1,213,227     424,217     424,217     1,424,217
    19     320,660    110,160    110,160     1,110,160     224,277     224,277     1,224,277     470,016     470,016     1,470,016
    20     347,193    108,421    108,421     1,108,421     234,274     234,274     1,234,274     518,940     518,940     1,518,940
Age 60      58,019     26,898     43,998     1,043,998      35,672      52,772     1,052,772      45,952      63,052     1,063,052
Age 65     132,068     68,795     80,195     1,080,195     101,464     112,864     1,112,864     148,468     159,868     1,159,869
Age 70     226,575    104,435    104,435     1,104,435     176,332     176,332     1,176,332     304,835     304,835     1,304,835
Age 75     347,193    108,421    108,421     1,108,421     234,274     234,274     1,234,274     518,940     518,940     1,518,940


(1) Assumes a $10,000 premium is paid at the beginning of each Policy Year. "Premiums + Interest" column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT, NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculate is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase) and
(b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

   Applicable Age       Maximum GAPs
   --------------       ------------

        5-75                1.95
         76                 1.92
         77                 1.81
         78                 1.69
         79                 1.60
         80                 1.50
         81                 1.40
         82                 1.31


A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in Face Amount are shown in the table below. During the first two Policy years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of 180 Policy months (15 Policy years).

The Factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows.

           INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

                 Initial                   Initial                    Initial
   Younger      Surrender     Younger     Surrender      Younger     Surrender
  Issue Age      Charge      Issue Age      Charge      Issue Age     Charge
  ---------     ---------    ---------    ---------     ---------    ---------
      5           5.00          31           9.40          57          21.00
      6           5.00          32           9.80          58          22.00
      7           5.00          33          10.20          59          23.00
      8           5.00          34          10.60          60          24.00
      9           5.00          35          11.00          61          25.00
      10          5.00          36          11.40          62          26.00
      11          5.00          37          11.80          63          27.00
      12          5.00          38          12.20          64          28.00
      13          5.00          39          12.60          65          29.00
      14          5.00          40          13.00          66          30.00
      15          5.00          41          13.40          67          31.00
      16          5.00          42          13.80          68          32.00
      17          5.00          43          14.20          69          33.00
      18          5.00          44          14.60          70          34.00
      19          5.00          45          15.00          71          35.00
      20          5.00          46          15.40          72          35.00
      21          5.40          47          15.80          73          35.00
      22          5.80          48          16.20          74          35.00
      23          6.20          49          16.60          75          35.00
      24          6.60          50          17.00          76          35.00
      25          7.00          51          17.40          77          35.00
      26          7.40          52          17.80          78          35.00
      27          7.80          53          18.20          79          35.00
      28          8.20          54          18.60          80          35.00
      29          8.60          55          19.00
      30          9.00          56          20.00


EXAMPLES

For the purposes of these examples, assume that two nonsmokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the Policy is calculated as follows:

(a)Deferred Administrative Charge                            $8,500.00
($8.50/$1,000 of Face Amount)

(b)Deferred Sales Charge                                    $15,781.99
(48% x 1.95 GAPs)
                                                            ----------

TOTAL                                                       $24,281.99


Maximum Surrender Charge per Table on page 68 (19.00 x 1,000)    $19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(a)  Deferred Administrative Charge                         $8,500.00
     ($8.50/$1,000 of Face Amount)

(b)  Deferred Sales Charge                                  Varies
     (not to exceed 25% of Premiums
     received, up to one GAP, but
     less than the maximum number
     of GAPs subject to the deferred
     sales charge)
                                                            ----------
                                                            Sum of (a) and (b)

The maximum surrender charge is $19,000. All premiums are associated with the initial face amount unless the face amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                                  Part II

                        UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                           RULE 484 UNDERTAKING

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policy holder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provisions of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director;

1. for any breach of the director's duty of loyalty to the Company or its policy holders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B
     Section 62;

4. for any transactions from which the director derived an improper personal benefit.


        RULE 6E-3(T) REPRESENTATIONS, DESCRIPTIONS AND UNDERTAKINGS

Registrant makes the following representations pursuant to the requirements of Rule 6e-3(T) under the Investment Company Act of 1940:

A.  Risk Charge

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(1), Registrant represents that Rule 6e-3(T)(b)(13)(iii)(F) has been relied upon in deducting charges for mortality expense and risks assumed by the Company. Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2), Registrant represents that the mortality and expense risk charge is within the range of industry practice for comparable second-to-die flexible premium variable life insurance contracts. The methodology used to support this representation is based upon an analysis of the mortality and expense risk charges adopted under other second-to-die flexible premium variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the foregoing representation.

B.  Distribution Costs

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(4)(ii)(A), Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Registrant will benefit the Registrant and contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation. Pursuant to Section 6e-3(T)(b)(13)(iii)(F)(4)(ii)(B)(2), Registrant also represents that it will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses.


         UNDERTAKINGS CONCERNING MORTALITY AND EXPENSE RISK CHARGE

The flexible premium variable life policies offered by this registration statement provide for a mortality and expense risk charge of 0.90%, on an annual basis, of the daily net asset value of each Sub-Account of the Inheiritage Account. The Company acknowledges that any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. If the Company proposes to increase the charges above the range of industry practice, the Company hereby undertakes to file an exemption request with the Securities and Exchange Commission ("Commission") in which it would demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy.

This undertaking is given subject to the applicability of future federal legislation or Commission rules or regulation which might permit an increase in the mortality and expense risk charge beyond the range of industry practice, without submitting an exemption application and/or making the demonstration described above. In such case, in lieu of the undertaking described above, the Company hereby undertakes to comply with the provisions of such legislation, rules, or regulations in implementing any increase in the mortality and expense risk charge.


                  CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representatives, descriptions and undertaking pursuant to Rule
6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 (the
"1940 Act").
The signatures.

Written consents of the following persons:

     1.  Price Waterhouse

     2.  Opinion of Counsel

The following exhibits:

     1.  Exhibit 1

         (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of August 20, 1991 establishing the Inheiritage Account was previously filed on May 11, 1992 in Registration Statement No. 33-47858 and is herein incorporated by reference.

         (2)   Not Applicable.

         (3)   (a)   Form of Sales and Administrative Services Agreement
                     between the Company and Allmerica Investments, Inc.
                     was previously filed on January 21, 1994 and is herein incorporated by reference.

               (b) Registered Representative Agreement and Resident Sponsor Agreement of Allmerica Investment, Inc. (formerly "SMA Equities, Inc.") were previously filed by the Company on June 3, 1987 Registration No. 33-14672, and are incorporated herein by reference.

         (4)   Not Applicable.

         (5) Form of Policy and Policy riders were previously filed on January 21, 1994 and are incorporated herein by reference.

         (6)   Company s restated Articles of Incorporation and Bylaws.

         (7)   Not Applicable.

         (8)   (a)   Form of Participation Agreement with Allmerica
                     Investment Trust was previously filed by the Company on May 11, 1992 in Registration Statement No. 33-47858, and is incorporated herein by reference.

               (b) Form of Participation agreement with Variable Insurance Products Fund was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672 and is incorporated herein by reference.

               (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed by the Company on December 27, 1991 in Registration Statement No. 33-44830, and is incorporated herein by reference.

               (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. previously filed on May 1, 1995 and is incorporated herein by reference.

         (9)   Not Applicable.

        (10) Form of Application was previously filed on January 21, 1994 and is herein incorporated by reference.

     2.  Form of Policy and Policy riders are included in Exhibit 1 above.

     3.  Opinion of Counsel.

     4.  Not Applicable.

     5.  Not Applicable.

     6. The Actuarial Consent was previously filed on May 1, 1995 and is incorporated herein by reference.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on January 21, 1994 and is herein incorporated by reference.

     8.  Consent of Independent Accountants.

     9. AUV Calculation Services Agreement with The Shareholder Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is incorporated herein by reference.

                            FORM S-6 EXHIBIT TABLE

Exhibit 1(6)   Company s Restated Articles of Incorporation and Bylaws

Exhibit 3      Opinion of Counsel

Exhibit 8      Consent of Independent Accountants

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused the Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Worcester and Commonwealth of Massachusetts on the 10th day of October, 1995. Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement.


                    STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                              INHEIRITAGE ACCOUNT


                              Attest: /s/   Richard J. Baker
                                      --------------------------
                                      Richard J. Baker
                                      Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                        Title                        Date
---------                        -----                        ----
/s/   John F. O Brien            Director, President and      October 10, 1995
-------------------------        Chief Executive Officer
John F. O'Brien


/s/   Eric A. Simonsen           Vice President and
-------------------------        Chief Financial Officer
Eric A. Simonsen


/s/   Mark R. Colborn            Vice President and
------------------------         Controller
Mark R. Colborn


Michael P. Angelini, Esq.
Mr. David A. Barrett
Ms. Gail L. Harrison
Mr. J. Terrence Murray
Mr. Guy W. Nichols               A majority of the Directors
Dr. John L. Sprague
Robert G. Stachler, Esq.
Mr. Herbert M. Varnum
Richard Manning Wall, Esq.


Richard J,. Baker, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of State Mutual Life Assurance Company of America pursuant to the Powers of Attorney duly executed by such persons.

/s/   Richard J. Baker
------------------------
Richard J. Baker
Attorney-In-Fact